                                                                                                        EXHIBIT 4.4

                                         WACHOVIA ASSET FUNDING TRUST, LLC,

                                                   as Depositor

                                                        and

                                                 [_____________],

                                                 as Owner Trustee

                                     ________________________________________

                                                  TRUST AGREEMENT

                                            Dated as of _____ __, 200_

                                     ________________________________________

                                 WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST
                       WACHOVIA ASSET FUNDING TRUST, LLC Mortgage Pass-Through Certificates,
                                                 Series [_______]

                                                 TABLE OF CONTENTS

         Section 3.02.         Payment of Purchase Price for Subsequent Mortgage Loans and Additional

         Section 4.06.         Prior Notice to Certificateholders and the Enhancer with Respect to

EXHIBITS

         This trust  agreement,  dated as of _____ __, 200_ (as amended from time to time, the "Trust  Agreement"), is  between  WACHOVIA  ASSET  FUNDING  TRUST,  LLC,  a  Delaware  limited  liability  company,  as  depositor  (the
"Depositor"), and [_____________], a Delaware banking corporation, as owner trustee (the "Owner Trustee").

                                                    WITNESSETH:

         WHEREAS, the Depositor and the Owner Trustee desire to form a placeStateDelaware statutory trust;

         NOW,  THEREFORE,  In consideration of the mutual agreements herein contained,  the Depositor and the Owner
Trustee agree as follows:

                                                     ARTICLE I

                                                    Definitions

         Section 1.01.     Definitions.  For all purposes of this Trust  Agreement,  except as otherwise  expressly provided  herein or unless the context  otherwise  requires,  capitalized  terms used herein that are not otherwise defined shall have the meanings  ascribed  thereto in Appendix A to the  indenture  dated as of _____ __, 200_ (the
"Indenture"),  among  WACHOVIA  ASSET FUNDING  TRUST,  LLC [_______]  Trust,  as Issuer,  Wachovia  Bank,  National
Association,  as  Paying  Agent,  and  [_____________],  as  Indenture  Trustee,  and  such  Appendix  A is  hereby incorporated  by  reference  and made are part of this Trust  Agreement.  All other  capitalized  terms used herein shall have the meanings specified herein.

         Section 1.02.     Other Definitional Provisions.

                  (a)      All terms defined in this Trust Agreement  shall have the defined  meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b)      As used in this  Trust  Agreement  and in any  certificate  or  other  document  made or delivered  pursuant  hereto or  thereto,  accounting  terms not  defined  in this  Trust  Agreement  or in any such certificate  or other  document,  and  accounting  terms  partly  defined  in this Trust  Agreement  or in any such certificate  or other document to the extent not defined,  shall have the  respective  meanings given to them under generally  accepted  accounting  principles.  To the extent that the definitions of accounting  terms in this Trust
Agreement  or in any such  certificate  or other  document are  inconsistent  with the meanings of such terms under generally  accepted  accounting  principles,  the  definitions  contained  in this Trust  Agreement  or in any such certificate or other document shall control.

                  (c)      The words  "hereof,"  "herein,"  "hereunder"  and words of similar  import  when used in this Trust  Agreement  shall refer to this Trust  Agreement as a whole and not to any particular  provision of this
Trust Agreement;  Section and  Exhibit references  contained in this Trust Agreement are references to Sections and
Exhibits in or to this Trust Agreement  unless  otherwise  specified;  the term  "including"  shall mean "including without limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

                  (d)      The  definitions  contained in this Trust  Agreement  are  applicable to the singular as well as the plural forms of such terms and to the  masculine as well as to the feminine and neuter  genders of such terms.

                  (e)      Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or  in  any instrument or  certificate  delivered in connection  herewith means such  agreement,  instrument or statute as from time to time amended,  modified or supplemented and includes (in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

                                                    ARTICLE II

                                                   Organization

         Section 2.01.     Name.  The trust created  hereby shall be known as "WACHOVIA  ASSET FUNDING  TRUST,  LLC
[_______]  Trust," in which name the Owner  Trustee  may  conduct  the  business  of the  Trust,  make and  execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02.     Office.  The  office  of the  Trust  shall  be in  care  of  the  Owner  Trustee  at the
Corporate  Trust Office or at such other address in Delaware as the Owner  Trustee may designate by written  notice to the Certificateholders, the Depositor, and the Enhancer.

         Section 2.03.     Purposes  and  Powers.  The  purpose  of  the  Trust  is  to  engage  in  the  following activities:

                  (a)      to issue the Notes  pursuant  to the  Indenture  and the  Certificates  pursuant to this
Trust Agreement and to sell the Notes and the Certificates;

                  (b)      to  purchase  the  Mortgage   Loans  and  to  pay  the   organizational,   start-up  and
transactional expenses of the Trust;

                  (c)      to  assign,  grant,  transfer,  pledge and convey the  Mortgage  Loans  pursuant  to the
Indenture and to hold,  manage and distribute to the  Certificateholders  pursuant to  Section 5.01  any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                  (d)      to enter into and perform its  obligations  under the Basic  Documents to which it is to be a party;

                  (e)      to engage in those activities,  including entering into agreements,  that are necessary, suitable or convenient to accomplish the foregoing or are  incidental  thereto or connected  therewith,  including, without  limitation,  to  accept  additional  contributions  of  equity  that  are not  subject  to the Lien of the
Indenture; and

                  (f)      subject to compliance with the Basic  Documents,  to engage in such other  activities as may be  required  in  connection  with  conservation  of the Trust  Estate and the making of  distributions  to the
Securityholders.

The Trust is  hereby  authorized  to  engage  in the  foregoing  activities.  The  Trust  shall  not  engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this
Trust Agreement or the other Basic  Documents  while any Note is outstanding  without the consent of the holders of
Certificates  evidencing a majority of the  aggregate  Certificate  Percentage  Interest of the  Certificates,  the
Indenture  Trustee,  the  Enhancer  and the holders of Notes  representing  a majority  of the Note  Balance of the
Notes;  provided that any  Certificate  registered in the name of the Seller or an Affiliate of the Seller will not be considered a Certificate for purposes of such consent;  provided,  further, that if 100% of the Certificates are held by the Seller or an Affiliate of the Seller, the consent of the Certificateholders will not be required.

         Section 2.04.     Appointment  of Owner  Trustee.  The  Depositor  hereby  appoints  the Owner  Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05.     Initial Capital  Contribution of Trust Estate.  In  consideration of the delivery by the
Owner Trustee,  on behalf of the Trust,  of the Securities to the Depositor or its designee,  upon the order of the
Depositor,  the Depositor,  as of the Closing Date and concurrently  with the execution and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey to the Trust,  without recourse,  but subject to the other terms and provisions of this Trust Agreement,  all of the right,  title and interest of the Depositor in and to the
Trust  Estate.  The  foregoing  transfer,  assignment,  set over and  conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation  of the  Depositor  or any other  Person in connection  with the Trust Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

         The Owner Trustee, on behalf of the Trust,  acknowledges the conveyance to the Trust by the Depositor,  as of the Closing Date, of the Trust  Estate,  including all right,  title and interest of the Depositor in and to the
Trust Estate.  Concurrently with such conveyance and in exchange  therefor,  the Trust has pledged the Trust Estate to the Indenture  Trustee and has executed the Certificates and the Notes and caused them to be duly  authenticated and delivered.

         Section 2.06.     Declaration  of Trust.  The Owner Trustee  hereby  declares that it shall hold the Trust
Estate  in  trust  upon  and  subject  to  the  conditions  set  forth  herein  for  the  use  and  benefit  of the
Certificateholders,  subject to the  obligations  of the Trust under the Basic  Documents.  It is the  intention of the parties  hereto that the Trust  constitute a statutory  trust under the  Statutory  Trust Statute and that this
Trust  Agreement  constitute  the governing  instrument of such statutory  trust.  Effective as of the date hereof, the Owner  Trustee  shall have all rights,  powers and duties set forth herein and in the  Statutory  Trust Statute with respect to  accomplishing  the purposes of the Trust.  It is the  intention of the parties  hereto that solely for federal,  state and local income and franchise tax purposes,  for so long as 100% of the  Certificates are held by a single person or entity,  the Trust shall be treated as an entity wholly owned by such person or entity,  with the assets of the entity being the Trust  Estate,  and the Notes being debt of the entity,  and the  provisions  of this  Trust  Agreement  shall  be  interpreted  to  further  this  intention.  If more  than  one  person  owns the
Certificates,  it is the further  intention of the parties  hereto that solely for federal,  state and local income and franchise tax purposes the Owner Trust shall be treated as a  partnership,  with the assets of the  partnership being Trust Estate,  the partners of the partnership being the  Certificateholders  and the Notes being debt of the partnership.  The  provisions of this Trust  Agreement  shall be interpreted  to further such  intentions.  Neither the Depositor nor any  Certificateholder  shall have any personal  liability for any liability or obligation of the
Trust, other than the indemnification obligations as provided in Section 7.2 herein.

         Section 2.07.     Title to Trust  Property.  Legal title to the Trust  Estate shall be vested at all times in the Trust as a separate  legal entity except where  applicable  law in any  jurisdiction  requires  title to any part of the Trust  Estate to be vested in a trustee or  trustees,  in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.08.     Situs of Trust.  The Trust will be located and  administered  in the State of  Delaware.
All bank  accounts  maintained  by the  Owner  Trustee  on behalf of the  Trust  shall be  located  in the State of
Delaware  or the State of New York.  The Trust  shall not have any  employees  in any state  other  than  Delaware;
provided,  however,  that nothing herein shall restrict or prohibit the Owner Trustee from having  employees within or  without  the State of  Delaware  or  taking  actions  outside  the State of  Delaware  in order to comply  with
Section 2.03.  Payments will be received by the Trust only in Delaware,  New York or the Corporate  Trust Office of
the  Certificate  Paying  Agent,  and  payments  will be made by the  Trust  only  from  Delaware,  New York or the
Corporate  Trust Office of the  Certificate  Paying  Agent.  The only office of the Trust will be at the  Corporate
Trust Office of the Owner Trustee in Delaware.

         Section 2.09.     Representations  and Warranties of the Depositor.  The Depositor  hereby  represents and warrants to the Owner Trustee and the Enhancer that:

                  (a)      The  Depositor  has been duly formed,  is validly  existing in good  standing  under the laws of the state of its  formation,  and is duly  qualified to do business and is in good standing  under the laws of each  jurisdiction  where the character of its property,  the nature of its business or the  performance  of its
obligations,   if  any,  under  the  Basic  Documents  make  such  qualification  necessary.  The  jurisdiction  of organization of the Depositor is Delaware and the Depositor is a "registered  organization"  (within the meaning of
Section 9-102 of the UCC in effect in Delaware).

                  (b)      The Depositor has all requisite  power and authority to own its  properties,  to conduct its  business,  to execute and deliver each of the Basic  Documents to be executed and  delivered by the  Depositor and to enter into and perform all of its obligations thereunder and any of the transactions contemplated thereby.

                  (c)      Each  Basic  Document  to be  executed  and  delivered  by the  Depositor  has been duly authorized,  executed and  delivered by the  Depositor  and,  assuming the due  execution and delivery by the other parties  thereto,  constitutes  a legal,  valid  and  binding  agreement,  enforceable  against  the  Depositor  in accordance  with its  terms,  except  as  enforceability  may be  limited  by  applicable  bankruptcy,  insolvency, reorganization,  moratorium  or other  similar  laws now or  hereafter  in  effect  affecting  the  enforcement  of creditors'  rights in general  and except as such  enforceability  may be limited by general  principles  of equity
(whether considered in a proceeding at law or in equity).

                  (d)      The  execution  and  delivery  by the  Depositor  of the  Basic  Documents  to which the
Depositor is a party and the performance by the Depositor of its  obligations  thereunder do not (A) violate any of the  provisions  of  the  organizational  documents  of the  Depositor,  (B) violate  any  provision  of  any  law, governmental  rule or regulation  currently in effect  applicable to the Depositor or to its properties or by which the Depositor or its properties may be bound or affected,  which  violation would  materially and adversely  affect the right of the Trust to enforce the  obligations of the Depositor to perform any of the applicable  provisions of the Basic Documents, (C) violate any judgment,  decree, writ, injunction,  award,  determination or order currently in effect  applicable to the Depositor or to its  properties or by which the Depositor or its  properties are bound or  affected,  which  violation  would  materially  and  adversely  affect  the right of the Trust to  enforce  the obligations of the Depositor to perform any of the applicable  provisions of the Basic  Documents,  (D) conflict in any  material  respect  with,  or result in a breach in any  material  respect of, or  constitute  a default in any material  respect  under,  any of the  provisions  of any  indenture,  mortgage,  deed of trust,  contract or other instrument  to which the  Depositor is a party or by which it is bound,  which  conflict,  breach or default  would materially  and  adversely  affect the right of the  Depositor to perform any of the  applicable  provisions of the
Basic  Documents,  or (E)  result in the  creation  or  imposition  of any Lien upon any of the  properties  of the
Depositor  pursuant to the terms of any such  indenture,  mortgage,  deed of trust,  contract  or other  instrument
(other than the Basic Documents).

                  (e)      No consent,  approval,  order or authorization  by, and no filing with or notice to, any court  or  other  governmental  authority  in  respect  of  the  Depositor  is  required  in  connection  with  the authorization, execution, delivery or performance by the Depositor of the Basic Documents to which it is a party.

                  (f)      There  are  no  pending  or,  to the  best  of the  Depositor's  knowledge,  threatened, actions, suits, proceedings or investigations before any court,  administrative agency,  arbitrator or governmental body  that,  if  decided  adversely,  would  materially  and  adversely  affect  (A) the  condition  (financial  or otherwise),  business  or  operations  of the  Depositor  or (B)  the  ability  of the  Depositor  to  perform  its obligations under, or the validity or enforceability of, the Basic Documents to which it is a party.

                  (g)      The  Depositor  is  solvent,   and  the  Depositor  does  not  contemplate  any  pending
insolvency  or believe or have  reason to believe  that it will not be able to pay its debts and other  obligations as they become due. The Depositor did not transfer the  Transferred  Property  pursuant to this  Agreement with any intent to hinder, delay or defraud any of its creditors.

                  (h)      Immediately prior to (1) the transfer  hereunder,  the Depositor had good and marketable title to the interest in the Initial  Transferred  Property  conveyed to it, free and clear of all Liens,  pledges, charges,  encumbrances,  security interests or adverse claims of any nature, and this Agreement constitutes a valid assignment  and  transfer  to the Trust of all right,  title and  interest of the  Depositor  in and to the Initial
Transferred  Property and (2) the transfer under the related Subsequent Transfer Agreement,  the Depositor had good and  marketable  title to the  interest in the related  Subsequent  Transferred  Property  conveyed to it, free and clear of all liens,  pledges,  charges,  encumbrances,  security interests or adverse claims of any nature and this
Agreement and the related  Subsequent  Transfer  Agreement,  when executed and delivered,  will  constitute a valid assignment  and  transfer  to the Trust of all right,  title and  interest of the  Depositor  in and to the related
Subsequent Transferred Property.

                  (i)      The Depositor is not in default under any agreement,  contract,  instrument or indenture to which  such  party is a party or by which  such party or its  respective  properties  is or are  bound,  or with respect to any order of any court,  administrative  agency,  arbitrator  or  governmental  body,  that would have a material  adverse effect on the  transactions  contemplated  under the Basic  Documents;  and no event has occurred that with  notice or lapse of time or both would  constitute  such a default  with  respect to any such  agreement, contract,  instrument  or  indenture,  or with  respect  to any such  order of any  court,  administrative  agency, arbitrator or governmental body.

                  (j)      The chief  executive  office of the  Depositor  is located at the  address  set forth in
Section 10.04.

                  (k)      The  Depositor  acquired  title to its  interest  in the  Transferred  Property  in good faith, without notice of any adverse claim to the Transferred Property.

                  (l)      The Depositor has caused its computer and  accounting  records to be marked to show that a sale of, or a security interest in, the Transferred Property has been made or granted to the Issuer.

                  (m)      The purchase  price paid by the  Depositor for the portion of the  Transferred  Property relating to the Closing Date or related Subsequent  Transfer Date, as applicable,  is the fair market value of such portion of the Transferred Property.

                  (n)      This  Agreement  creates a valid and  continuing  security  interest  (as defined in the applicable  UCC) in the Loan  Agreements  in favor of the  Issuer,  which  security  interest is prior to all other
Liens  (except  as  expressly  permitted  otherwise  in this  Indenture),  and is  enforceable  as such as  against creditors of and purchasers from the Issuer.

                  (o)      The Loan  Agreements  constitute  "accounts,"  "general  intangibles"  or  "instruments"
within the meaning of the applicable UCC.

                  (p)      The Depositor owns and has good and  marketable  title to the Loan  Agreements  free and clear of any Lien of any Person.

                  (q)      The  Depositor  has received all  consents  and  approvals  required by the terms of the
Loan Agreements to the sale of the Loan Agreements hereunder to the Trust.

                  (r)      The  Depositor  has  caused or will have  caused,  within  ten days,  the  filing of all appropriate  financing  statements in the proper filing office in the appropriate  jurisdictions  under  applicable law in order to perfect the security interest in the Loan Agreements granted to the Trust hereunder.

                  (s)      Other than the security  interest  granted to the Trust pursuant to this Agreement,  the
Depositor has not pledged,  assigned,  sold,  granted a security interest in, or otherwise conveyed any of the Loan
Agreements.  The Depositor has not  authorized the filing of and is not aware of any financing  statements  against the  Depositor  that include a  description  of collateral  covering the Loan  Agreements  other than any financing statement  relating to the security  interest granted to the Depositor  hereunder or any security interest that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

                  (t)      The Servicer,  on behalf of the Depositor,  has in its possession all original copies of the Loan  Agreements.  The Loan  Agreements  do not have any  marks or  notations  indicating  that  they have been pledged,  assigned  or  otherwise  conveyed to any Person  other than the  Depositor,  the Trust and the  Indenture
Trustee.  All financing  statements  filed or to be filed against the Depositor in favor of the Trust in connection herewith  describing the Loan Agreements  contain a statement to the following  effect:  "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trust."

                  (u)      None of the  Mortgage  Notes that  constitute  or evidence  the  Mortgage  Loans has any marks or notations  indicating  that they have been  pledged,  assigned or  otherwise  conveyed to any Person other than the Trust.

         The  representations  and warranties set forth in Section 2.09(n)  through (t) shall not be waived without the prior written consent of Standard and Poor's.

         Upon notice from the Enhancer,  the Issuer, the Owner Trustee,  the Indenture Trustee, the Paying Agent or
the Servicer,  as applicable,  of a breach of the Depositor's  respective  representations or warranties above that materially  and adversely  affects the interests of the  Securityholders  or the Enhancer in any Mortgage Loan, the
Depositor  shall,  within 90 days of its  discovery or its receipt of notice of such breach,  either  (i) cure such breach in all  material  respects or (ii) to the extent that such  breach is with  respect to a Mortgage  Loan or a
Related  Document,  either (A)  repurchase  such Mortgage Loan from the Purchaser or its assignee at the Repurchase
Price,  or (B) substitute one or more Eligible  Substitute  Loans received from the Seller pursuant to the Purchase
Agreement.

         It is understood and agreed that the  obligation of the Depositor to cure any breach,  or to repurchase or substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing,  shall  constitute the sole remedy  respecting  such breach  available to the Enhancer  (other than with respect to the Enhancer's  rights under  the  Insurance  Agreement),  the  Issuer,  the  Certificateholders  (or the Owner  Trustee  on behalf of the
Certificateholders)  and the  Noteholders  (or the  Indenture  Trustee on behalf of the  Noteholders)  against  the
Depositor.

         Section 2.10.     Payment  of Trust  Fees.  The Owner  Trustee  shall pay the  Trust's  fees and  expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                                    ARTICLE III

                                  Conveyance of the Mortgage Loans; Certificates

         Section 3.01.     Conveyance of the Mortgage Loans.

                  (a)      The  Depositor,  by the  execution  and  delivery of this  Agreement,  does hereby sell, assign, set over, and otherwise convey to the Trust,  without recourse (except as expressly  provided herein),  all of its right, title and interest,  whether now owned or existing or hereafter created,  arising,  or acquired,  in, to and under (i) the  Initial  Mortgage  Loans and the other  related  Initial  Transferred  Property  and (ii) the
Subsequent  Mortgage  Loans and other  related  Subsequent  Transferred  Property,  in each case  purchased  by the
Depositor from the Seller pursuant to the Purchase  Agreement;  provided,  however,  that the Trust does not assume any  obligations  (including  any  obligations  to fund Draws)  arising under or related to the Related  Documents.
Such  conveyance  shall be deemed to be made: (1) with respect to the Cut-Off Date Principal  Balances  relating to the Initial  Mortgage  Loans,  as of the Closing  Date;  (2) with  respect to the Cut-Off Date  Principal  Balances relating to the Subsequent  Mortgage  Loans,  as of the related  Subsequent  Transfer Date; (3) with respect to the amount of each  Additional  Balance  created  on or after the  Cut-Off  Date or the  Subsequent  Cut-Off  Date,  as
applicable,  and prior to the commencement of the Rapid  Amortization  Period,  as of the later of the Closing Date or the related Subsequent  Cut-Off Date, as applicable,  and the date that the corresponding Draw was made pursuant to the related  Loan  Agreement,  subject to the receipt by the  Depositor  of  consideration  therefor as provided herein under Section 3.02(c).

                  (b)      The  Depositor  hereby  assigns  to the Trust all of the  Depositor's  right,  title and interest to and under the Purchase  Agreement and any Subsequent  Transfer  Agreement  executed by the Depositor as
Purchaser,  including without  limitation the Depositor's right to enforce the obligations of the Seller thereunder
(including  the  Seller's  obligation  to  repurchase  Mortgage  Loans as the  result of a breach  of the  Seller's representations and warranties in the Purchase Agreement).

                  (c)      In connection with the conveyance by the Depositor of the Initial  Mortgage  Loans,  the
Depositor  further  agrees,  at its own  expense,  on or prior to the  Closing  Date,  to indicate in its books and records that the Initial  Mortgage Loans have been sold to the Trust pursuant to this Agreement,  and to deliver to the Trust true and complete  lists of all of the Mortgage Loans  specifying for each Mortgage Loan the  information contained in the Mortgage  Loan  Schedule.  The Mortgage  Loan  Schedule is attached as Exhibit A to the  Servicing
Agreement and is hereby incorporated into and made a part of this Agreement.

                  (d)      Upon the sale of the  Initial  Mortgage  Loans and the  Subsequent  Mortgage  Loans,  as
applicable,  the ownership of each related Loan  Agreement,  each related  Mortgage and the contents of the related
Mortgage  File shall be vested in the Trust and the  ownership  of all records and  documents  with  respect to the
Initial  Mortgage Loans and the Subsequent  Mortgage Loans,  as applicable,  that are prepared by or that come into the possession of the Depositor,  as seller of the Initial  Mortgage  Loans  hereunder and the Subsequent  Mortgage
Loans under the related Subsequent  Transfer  Agreement,  or by the Servicer under this Agreement shall immediately vest in the Trust,  and shall be retained  and  maintained  in trust by the  Servicer at the will of the Trust,  in such  custodial  capacity  only,  or in trust by the  Indenture  Trustee if the  Mortgage  Files are required to be transferred  by the Servicer to the Indenture  Trustee,  pursuant to the Servicing  Agreement;  provided,  however, that any records and documents  that come into the possession of the Depositor  shall be promptly  delivered to the
Servicer  or the  Indenture,  as  applicable.  The  Depositor's  records  will  accurately  reflect the sale of the
Initial Mortgage Loans by it to the Trust.

         The Trust hereby  acknowledges  its acceptance of all right,  title and interest to the property  conveyed to it pursuant to this Section 3.01.

                  (e)      The parties  hereto  intend that the  transactions  set forth herein  constitute a sale, including for accounting  purposes,  by the Depositor to the Trust of the Depositor's  right, title and interest in and to the  Mortgage  Loans and the other  Transferred  Property,  and not a  secured  borrowing.  In the event the transactions  set forth herein are deemed not to be a sale,  the  Depositor  hereby  grants to the Trust a security interest in all of the Depositor's right, title and interest,  whether now owned or hereafter acquired,  in, to and under the Transferred  Property to secure all of the Depositor's  obligations  hereunder,  and this Agreement shall and hereby does  constitute a security  agreement  under  applicable  law. Each of the Mortgage  Loan  Schedules is hereby  incorporated by reference and made a part of this Trust  Agreement.  The Depositor  agrees to take or cause to be taken such actions and to execute such documents,  including  without  limitation the  authorization  and the filing of any  continuation  statements  with  respect to the UCC  financing  statements  filed with respect to the
Mortgage  Loans and other  Transferred  Property by the Depositor on the Closing  Date, if any, and any  amendments thereto  required to reflect a change in the name or  corporate  structure  of the  Depositor  or the filing of any additional UCC financing  statements due to the change in the principal  office or  jurisdiction of organization of the Depositor as are necessary to perfect and protect the Trust' and its  assignees'  interests in the  Transferred
Property.  The Depositor shall file any such continuation statements on a timely basis.

         Section 3.02.     Payment of Purchase Price for Subsequent Mortgage Loans and Additional Balances.

                  (a)      The  "Purchase  Price"  for the  Subsequent  Mortgage  Loans  and the  other  Subsequent
Transferred  Property to be paid by the Trust to the  Depositor on the related  Subsequent  Transfer  Date shall be
100 percent of the related  Cut-Off Date  Principal  Balances  thereof (as identified on the Mortgage Loan Schedule attached to the related Subsequent  Transfer  Agreement provided by the Depositor).  In the case of each Additional
Balance transferred  hereunder created on or after the Cut-Off Date or Subsequent Cut-Off Date, as applicable,  and prior to the  commencement  of the Rapid  Amortization  Period,  the Purchase Price thereof shall be 100 percent of the  principal  amount of the related Draw under the related Loan  Agreement as of the later of the Closing Date or
Subsequent Transfer Date, as applicable,  and the date of creation of such Additional Balance,  adjusted to reflect such factors as the Depositor and the Trust  mutually  agree will result in a Purchase  Price  determined to be the fair market value of such Additional Balance and the related Transferred Property.

                  (b)      With  respect to each  Subsequent  Mortgage  Loan  transferred  pursuant to a Subsequent
Transfer  Agreement  and each  Additional  Balance  transferred  hereunder  or  pursuant to a  Subsequent  Transfer
Agreement  with  respect  to any  Mortgage  Loan,  as  applicable,  the Trust  shall pay or cause to be paid to the
Depositor or its designee the Purchase Price specified  above in  Section 3.02(a)  for such  Additional  Balance or
Subsequent  Mortgage  Loan  in  one  of  the  following  ways,  as  applicable:  (i) a  cash  payment  pursuant  to
Section 3.02(a) hereof in an amount equal to the related Draw or Cut-Off Date Principal Balance, as applicable,  if then  available from Principal  Collections  on any Payment Date or amounts on deposit in the Funding  Account,  as applicable,  or (ii) with respect to an Additional  Balance only, an increase in the  Additional  Balance  Increase
Amount as of the day on which such Additional Balance was created, equal to the amount of such Additional Balance.

         Section 3.03.     Draws  During Rapid  Amortization  Period.  During the Rapid  Amortization  Period,  any
Excluded  Draws shall not be Additional  Balances,  and the ownership of the related  balances shall be retained by the  Seller.  Payments  and  collections  allocable  pursuant  to  Section 3.04  to an  Excluded  Draw shall not be deposited  into the  Custodial  Account,  the  Distribution  Account  or the Note  Payment  Account,  and  shall be distributed  by the  Servicer  to the  Seller  no less  frequently  than  monthly  in  accordance  with  reasonable instructions provided by the Seller.

         Section 3.04.     Allocation.  The  Depositor,  the Trust and the Servicer  agree that all  collections on the Mortgage  Loans will be allocated  and applied as provided by the terms of the related  Loan  Agreements  or by applicable  law.  Except with respect to  Liquidation  Loss Amounts,  if the Loan  Agreement or applicable law does not  specify a method  of  allocation  and  application  for  particular  Collections,  such  Collections  shall be allocated  and applied (i) first,  to interest pro rata (based on the  respective  amounts  coming due on such day)
among the amounts  coming due on such dates,  and (ii) then,  to  principal in the order of the dates on which such amounts were first  incurred.  If, as a result of the provisions of this  Section 3.04,  Collections  are allocated to Excluded Draws,  such  Collections  shall not be property of the Purchaser or its assignees and shall be paid by the Servicer to the Seller as provided in  Section 3.03.  Liquidation  Loss Amounts  shall be allocated as provided in the definition of Excluded Amount.

         Section 3.05.     Addition  of  Subsequent   Mortgage  Loans.   The  transfer  by  the  Depositor  of  any
Subsequent  Mortgage Loans to the Issuer, is conditioned upon the satisfaction of each of the following  conditions on or prior to the related Subsequent Transfer Date:

                  (a)      the Depositor shall have provided the Indenture  Trustee,  the Issuer, the Paying Agent,
the  Enhancer  and the  Rating  Agencies  with a timely  Addition  Notice  substantially  in the form of  Exhibit I attached  hereto,  which notice  shall be given no later than five  Business  Days prior to the related  Subsequent
Transfer  Date,  and shall  designate  the  Subsequent  Mortgage  Loans to be sold to the Issuer and the  aggregate
Principal Balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date;

                  (b)      the Depositor  shall have  delivered to the  Indenture  Trustee,  the Paying Agent,  the
Enhancer and the Rating Agencies duly executed Subsequent  Transfer Agreement  substantially in the form of Exhibit
J, (A) confirming the satisfaction of each condition precedent  specified in this  Section 3.05(b) and in Section 2 of the related  Subsequent  Transfer  Agreement and (B) including a Mortgage Loan Schedule  listing the  Subsequent
Mortgage Loans;

                  (c)      as of each Subsequent  Transfer Date, as evidenced by delivery to the Indenture  Trustee of the Subsequent  Transfer  Agreement,  the Depositor  shall not be insolvent,  made insolvent by such transfer or aware of any pending insolvency;

                  (d)      such sale and transfer  shall not result in a material  adverse tax  consequence  to the
Issuer or, due to any action or inaction on the part of the Seller, to the Securityholders; and

                  (e)      the  Depositor  shall have  provided  each of the Enhancer  and each Rating  Agency with loan  level  information  in the  Enhancer's  and each such  Rating  Agency's  standard  format no later  than five
Business Days prior to the related  Subsequent  Transfer Date, which shall designate the Subsequent  Mortgage Loans to be sold to the Issuer,  and shall receive  verbal  consent from the Enhancer and verbal  confirmation  from each
Rating Agency that the addition of the Subsequent Mortgage Loans will not result in a Rating Event.

         Within five  Business  Days after each  Subsequent  Transfer  Date,  the  Depositor  shall  deliver to the
Issuer, the Rating Agencies,  the Enhancer,  the Paying Agent and the Indenture Trustee a copy of the Mortgage Loan
Schedule reflecting the Subsequent Mortgage Loans in electronic format.

         Section 3.06.     Initial  Ownership.  Upon  the  formation  of  the  Trust  by  the  contribution  by the
Depositor  pursuant to Section 2.05  and the conveyance of the Initial  Mortgage Loans pursuant to Section 3.01 and the issuance of the Certificates, Depositor shall be the sole Certificateholder.

         Section 3.07.     Issuance of  Certificates.  The  Certificates  shall be issued in minimum  denominations of a Percentage  Interest of 10.0000% and integral  multiples of 0.0001% in excess thereof.  The Certificates shall be issued in substantially the form attached hereto as Exhibit A.

         The  Certificates  shall be  executed  on  behalf of the Trust by  manual  or  facsimile  signature  of an authorized  officer of the Owner Trustee and  authenticated  in the manner provided in  Section 3.08.  Certificates bearing the manual or facsimile  signatures of individuals  who were, at the time when such  signatures  shall have been  affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such individuals or any of them shall have ceased to be so authorized prior to the  authentication  and  delivery  of such  Certificates  or did not  hold  such  offices  at the date of authentication  and  delivery  of such  Certificates.  A Person  shall  become  a  Certificateholder  and  shall be entitled  to the  rights  and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.09.

         A transferee of a  Certificate  shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder upon such  transferee's  acceptance of a Certificate duly  registered  in such  transferee's  name  pursuant to and upon  satisfaction  of the  conditions  set forth in
Section 3.09.

         Section 3.08.     Authentication  of  Certificates.  Concurrently  with  the  acquisition  of the  Initial
Mortgage Loans by the Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the Certificates in an initial  Percentage  Interest  of 100.00% to be  executed on behalf of the Trust,  authenticated  by the  Indenture
Trustee and  delivered to or upon the written  order of the  Depositor,  signed by its  chairman of the board,  its president or any vice president,  without further corporate action by the Depositor,  in authorized  denominations.
No Certificate  shall entitle the  Certificateholder  thereof to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such  Certificate a certificate  of  authentication  substantially  in the form set  forth in  Exhibit  A hereto,  executed  by the Owner  Trustee  or the  Indenture  Trustee,  by manual signature,  and such  authentication  shall  constitute  conclusive  evidence that such  Certificate  has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

         Section 3.09.     Registration  of  and  Limitations  on  Transfer  and  Exchange  of  Certificates.   The
Certificate  Registrar  shall  keep  or  cause  to be  kept,  at  the  office  or  agency  maintained  pursuant  to
Section 3.13,  a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the
Certificate  Registrar  shall  provide for the  registration  of  Certificates  and of transfers  and  exchanges of
Certificates  as  herein  provided.  The  Paying  Agent  shall  be  the  initial  Certificate  Registrar.   If  the
Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration of transfer of any Certificate at the office or agency  maintained  pursuant to Section 3.13,  the Owner Trustee shall execute, authenticate  and deliver (or shall cause the Indenture  Trustee as its  authenticating  agent to authenticate  and deliver),  in the name of the designated  transferee or  transferees,  one or more new  Certificates  in authorized denominations  of a like aggregate  amount dated the date of  authentication  by the Owner Trustee or the Indenture
Trustee.  At  the  option  of a  Certificateholder,  Certificates  may  be  exchanged  for  other  Certificates  of authorized  denominations  of a like  aggregate  amount upon surrender of the  Certificates  to be exchanged at the office or agency  maintained  pursuant to Section 3.13.  The initial  Certificateholder  agrees to not transfer any
Certificate  during  either  the  Revolving  Period  or  the  Managed  Amortization  Period,   unless  the  initial
Certificateholder  receives an Opinion of Counsel stating that such transfer of the Certificate  will not adversely affect the opinion  delivered on the Closing Date by such counsel  regarding the transfer of the Mortgage  Loans by
Seller to the Depositor.

         Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument  of  transfer in form  satisfactory  to the  Certificate  Registrar  duly  executed by the
Certificateholder or such  Certificateholder's  attorney duly authorized in writing.  Each Certificate  surrendered for  registration  of transfer or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

         No service  charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the
Owner  Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

         A Certificate  may be transferred to a  Certificateholder  unable to establish its  non-foreign  status as described  in the  preceding  paragraph  only if such  Certificateholder  provides  an  Opinion  of  Counsel to the
Depositor,  the  Certificate  Registrar and the  Enhancer,  which Opinion of Counsel shall not be an expense of the
Trust,  the  Owner  Trustee,  the  Certificate  Registrar,  the  Enhancer  or the  Depositor,  satisfactory  to the
Depositor,  the  Certificate  Registrar and the Enhancer,  that such transfer (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any  Securityholder or the Enhancer,  including, without  limitation,  as a result of the  imposition of any United States  federal  withholding  taxes on the Owner
Trust  (except  to the  extent  that  such  withholding  taxes  would be  payable  solely  from  amounts  otherwise distributable  to the  Certificate  of the  prospective  transferee).  If such  transfer  occurs  and such  foreign
Certificateholder  becomes  subject  to such  United  States  federal  withholding  taxes,  any such  taxes will be withheld by the  Certificate  Paying  Agent at the  direction of the  Servicer.  Each  Certificateholder  unable to establish  its  non-foreign  status shall submit to the  Certificate  Paying Agent a copy of its Form W-8BEN,  Form
W-8ECI or Form W-8IMY,  or such  successor  forms  thereto as required by  then-applicable  regulations,  and shall resubmit  such form every  three  years or with such  frequency  as required  by  then-applicable  regulations.  In addition,  prior to any transfer of a  Certificate  prior to September of 2008 to a  Certificateholder  that cannot establish its non-foreign status, the  Certificateholder  shall deliver to the Owner Trustee,  the Paying Agent and the Indenture  Trustee,  at the expense of the  Certificateholder,  an Opinion of Counsel that no  withholding  tax would apply to payments made under the Yield Maintenance Agreement.

         No transfer,  sale,  pledge or other  disposition  of a  Certificate  shall be made unless such  transfer, sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the  Securities Act and any applicable  state  securities  laws or is made in accordance  with the  Securities  Act and such state laws. In the event of any such transfer,  the Certificate  Registrar or the Depositor  shall prior to such transfer  require the transferee  to  execute  (A) either (i) (a) an  investment  letter in  substantially  the form  attached  hereto as
Exhibit C (or in such form and substance  reasonably  satisfactory to the Certificate  Registrar and the Depositor)
which investment letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the
Servicer or the Depositor and which  investment  letter states that,  among other things,  such transferee (a) is a
"qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other
"qualified  institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from  registration  requirements  under the Securities Act,  provided by Rule 144A or (ii)
(a) a  written  Opinion  of  Counsel  acceptable  to and in form  and  substance  satisfactory  to the  Certificate
Registrar and the Depositor  that such transfer may be made  pursuant to an exemption,  describing  the  applicable exemption  and the basis  therefor,  from the  Securities  Act and such state laws or is being made pursuant to the
Securities  Act and such state  laws,  which  Opinion of  Counsel  shall not be an expense of the Trust,  the Owner
Trustee,  the  Certificate   Registrar,   the  Servicer  or  the  Depositor  and  (b)  the  transferee  executes  a
representation   letter,   substantially  in  the  form  of  Exhibit  D  hereto,  and  the  transferor  executes  a representation  letter,  substantially  in the  form of  Exhibit  E  hereto,  each  acceptable  to and in form  and substance  satisfactory  to the  Certificate  Registrar and the Depositor  certifying  the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate
Registrar,  the Servicer or the Depositor and (B) the Certificate of Non-Foreign  Status (in substantially the form attached  hereto as Exhibit F) acceptable to and in form and substance  reasonably  satisfactory to the Certificate
Registrar  and the  Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner  Trustee,  the
Certificate  Registrar  or the  Depositor.  If such  Certificateholder  is  unable  to  provide  a  Certificate  of
Non-Foreign  Status,  such  Certificateholder  must  provide an Opinion of Counsel as  described  in the  preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall, and does hereby agree to, indemnify the
Trust, the Owner Trustee,  the Certificate  Registrar,  the Certificate  Paying Agent, the Indenture  Trustee,  the
Servicer,  the Paying Agent,  the Enhancer and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.  No transfer of  Certificates  or any interest  therein shall be made to any Plan, any Person acting,  directly or indirectly,  on behalf of any such
Plan or any Person  acquiring  such  Certificates  with Plan Assets unless the Depositor,  the Owner  Trustee,  the
Certificate  Registrar,  the Enhancer and the Servicer are provided with an Opinion of Counsel that  establishes to the  satisfaction of the Depositor,  the Owner Trustee,  the Certificate  Registrar,  the Enhancer and the Servicer
that the purchase of  Certificates  is  permissible  under  applicable  law,  will not  constitute or result in any prohibited  transaction  under ERISA or  Section 4975  of the Code and will not subject  the  Depositor,  the Owner
Trustee,  the Certificate  Registrar,  the Certificate Paying Agent, the Indenture  Trustee,  the Paying Agent, the
Enhancer or the Servicer to any  obligation  or liability  (including  obligations  or  liabilities  under ERISA or
Section 4975 of the Code) in addition to those undertaken in this Trust  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the Certificate  Registrar,  the Enhancer or the Servicer.
In lieu of such Opinion of Counsel, a Plan, any Person acting,  directly or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan Assets of a Plan may provide a certification  in the form of
Exhibit G to this  Trust  Agreement,  which the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar,  the
Certificate  Paying Agent,  the Indenture  Trustee,  the Paying Agent,  the Enhancer and the Servicer may rely upon without further  inquiry or  investigation.  Neither an Opinion of Counsel nor a certification  will be required in connection  with the initial  transfer of any such  Certificate  by the  Depositor to an Affiliate of the Depositor
(in which case,  the Depositor or any such  Affiliate  shall be deemed to have  represented  that such Affiliate is not a Plan or a Person  investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to  conclusively rely upon a representation (which, upon the request of the Owner Trustee,  shall be a written  representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

         In addition,  no transfer of a Certificate  shall be permitted,  and no such transfer  shall be registered by the Certificate  Registrar or be effective  hereunder,  unless  evidenced by an Opinion of Counsel  addressed to the Certificate  Registrar,  the Servicer and the Enhancer that  establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded  partnership,  by having more than
100  Certificateholders  at any time during the taxable year of the Trust, an association taxable as a corporation, a  corporation  or a taxable  mortgage pool for federal and relevant  state income tax  purposes,  which Opinion of
Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the proposed  transferee.
No Opinion of Counsel will be required if such  transfer is made to a nominee of an existing  beneficial  holder of a Certificate.

         In addition,  no transfer,  sale,  assignment,  pledge or other disposition of a Certificate shall be made unless the proposed  transferee  executes a  representation  letter  substantially in the form of Exhibit H hereto, that (1) the  transferee is acquiring such  Certificate  for its own behalf and is not acting as agent or custodian for any other Person or entity in connection  with such  acquisition  and (2) if the  transferee is a  partnership, grantor trust or S corporation  for federal income tax purposes,  the  Certificates  acquired are not more than 50%
of the assets of the partnership, grantor trust or S corporation.

         Section 3.10.     Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (a) any mutilated  Certificate shall be surrendered to the Certificate  Registrar,  or if the Certificate  Registrar shall receive evidence to its satisfaction  of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall  be  delivered  to the
Certificate  Registrar,  the Indenture  Trustee and the Owner Trustee such security or indemnity as may be required by them to save  each of  them  and the  Issuer  from  harm,  then in the  absence  of  notice  to the  Certificate
Registrar,  the  Indenture  Trustee or the Owner  Trustee that such  Certificate  has been  acquired by a bona fide purchaser,  the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Indenture  Trustee, as the Trust's  authenticating  agent,  shall  authenticate  and  deliver,  in exchange  for or in lieu of any such mutilated,  destroyed,  lost  or  stolen  Certificate,  a new  Certificate  of  like  tenor  and  denomination.  In connection  with the issuance of any new  Certificate  under this  Section 3.10,  the Owner Trustee,  the Indenture
Trustee  or the  Certificate  Registrar  may  require  the  payment of a sum  sufficient  to cover any tax or other governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate  issued  pursuant to this  Section 3.10  shall  constitute  conclusive  evidence of ownership  in the Trust,  as if  originally  issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.11.     Persons  Deemed  Certificateholders.  Prior to due  presentation  of a  Certificate  for registration of transfer,  the Owner Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the  Person  in  whose  name any  Certificate  is  registered  in the  Certificate  Register  as the  owner of such
Certificate  for the  purpose of  receiving  distributions  pursuant  to  Section 5.02  and for all other  purposes whatsoever,  and none of the Trust, the Owner Trustee,  the Certificate  Registrar or the Certificate  Paying Agent
shall be bound by any notice to the contrary.

         Section 3.12.     Access to List of  Certificateholders'  Names and Addresses.  The Certificate  Registrar
shall furnish or cause to be furnished to the Depositor or the Owner  Trustee,  within 15 days after receipt by the
Certificate  Registrar of a written request therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent  Record Date.  If three or more  Certificateholders,  or one or more
Certificateholders  evidencing not less than 25% of the Certificate  Percentage  Interest,  apply in writing to the
Owner Trustee or the Certificate  Registrar,  and such application states that the applicants desire to communicate with other  Certificateholders,  with respect to their rights under this  Agreement or under the  Certificates  and such application is accompanied by a copy of the communication that such applicants  propose to transmit,  then the
Owner Trustee shall,  within five (5) Business Days after the receipt of such  application,  afford such applicants access  during  normal  business  hours to the  current  list of  Certificateholders.  Each  Certificateholder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the Depositor, the  Certificate  Registrar,  the  Certificate  Paying  Agent or the  Owner  Trustee  accountable  by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.13.     Maintenance  of Office or  Agency.  The Owner  Trustee,  on behalf of the  Trust,  shall maintain an office or offices or agency or agencies where  Certificates  may be  surrendered  for  registration  of transfer or exchange  and where  notices  and demands to or upon the Owner  Trustee in respect of the  Certificates and the Basic  Documents may be served.  The Owner Trustee  initially  designates the Corporate Trust Office of the
Certificate  Registrar (or such other office as the Certificate  Registrar may specify to the Owner Trustee) as its
office  for  such  purposes.   The  Owner  Trustee  shall  give  prompt  written  notice  to  the  Depositor,   the
Certificateholders,  the  Indenture  Trustee  and the  Enhancer of any change in the  location  of the  Certificate
Register or any such office or agency.

         Section 3.14.     Certificate Paying Agent.

                  (a)      The Certificate  Paying Agent shall make  distributions to  Certificateholders  from the
Distribution  Account  on  behalf  of  the  Trust  in  accordance  with  the  provisions  of the  Certificates  and
Section 5.01  hereof from  payments  remitted  to the  Certificate  Paying  Agent by the Paying  Agent  pursuant to
Section 3.05  of the Indenture.  The Trust hereby appoints the Paying Agent as the  Certificate  Paying Agent.  The
Certificate Paying Agent shall:

                           (i)   hold all sums  held by it for the  payment  of  amounts  due with  respect  to the
Certificates  in trust for the  benefit  of the  Persons  entitled  thereto  until  such sums shall be paid to such
Persons or otherwise disposed of as herein provided;

                           (ii)  give the Owner  Trustee  notice of any default by the Trust of which a Responsible
Officer of the  Certificate  Paying  Agent has actual  knowledge  in the making of any payment  required to be made with respect to the Certificates;

                           (iii) at any time during the  continuance of any such default,  upon the written request of the Owner  Trustee,  forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such
Certificate Paying Agent;

                           (iv)  immediately  resign as  Certificate  Paying Agent and  forthwith  pay to the Owner
Trustee  on behalf of the Trust all sums  held by it in trust for the  payment  of  Certificates  if at any time it ceases to act as Paying Agent under the Indenture or meet the  standards  required to be met by the Paying Agent at the time of its appointment under the Indenture;

                           (v)   comply with all  requirements  of the Code with  respect to the  withholding  from any payments made by it on any  Certificates of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                           (vi)  make available to the Owner Trustee a copy of the Servicing  Certificate  prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

                  (b)      The Trust may revoke  such power and remove the  Certificate  Paying  Agent if the Owner
Trustee  determines  in its sole  discretion  that the  Certificate  Paying  Agent shall have failed to perform its obligations  under this Trust Agreement in any material  respect.  The Paying Agent shall be permitted to resign as
Certificate  Paying Agent upon 30 days' written  notice to the Owner Trustee and the Enhancer;  provided,  however, that the Paying Agent is also  resigning as Paying  Agent under the  Indenture at such time.  In the event that the
Paying  Agent shall no longer be the  Certificate  Paying Agent under this Trust  Agreement  and Paying Agent under the  Indenture,  the Owner Trustee shall appoint a successor to act as  Certificate  Paying Agent (which shall be a bank or trust company) and which shall also be the successor  Paying Agent under the  Indenture.  The Owner Trustee shall cause such successor  Certificate  Paying Agent or any additional  Certificate  Paying Agent appointed by the
Owner  Trustee  to  execute  and  deliver  to the Owner  Trustee  an  instrument  to the  effect  set forth in this
Section 3.14  as it relates to the  Certificate  Paying  Agent.  The  Certificate  Paying  Agent  shall  return all unclaimed  funds to the Trust and upon removal of a Certificate  Paying Agent such  Certificate  Paying Agent shall also return all funds in its possession to the Trust.  The  provisions of Sections 6.01,  6.04 and 7.01 shall apply to the  Certificate  Paying  Agent  to the  extent  applicable.  Any  reference  in  this  Trust  Agreement  to the
Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  (c)      The Certificate  Paying Agent shall establish and maintain with itself the  Distribution
Account in which the Certificate  Paying Agent shall deposit,  on the same day as it is received from the Servicer, the Indenture  Trustee or Paying Agent,  each remittance  received by the Certificate  Paying Agent with respect to payments  made  pursuant  to the  Indenture  or the  Servicing  Agreement.  Pending  any such  distribution,  funds deposited in the  Distribution  Account on a Payment Date and not  distributed  to the  Certificateholders  on such
Payment Date shall be invested by the Certificate  Paying Agent in Permitted  Investments  selected by the Servicer
(or if no  selection is made by the Servicer in  Permitted  Investments  described in clause (v) of the  definition thereof)  maturing no later than the  Business  Day  preceding  the next  succeeding  Payment Date (except that any investment  in the  institution  with  which the  Distribution  Account is  maintained  may mature or be payable on demand on such  Payment Date and shall not be sold or disposed of prior to the  maturity).  All  investment  income earned in respect of funds on deposit in the Distribution  Account shall be credited to the  Distribution  Account, except  that an  amount  equal to one  day's  interest  on any such  investment  shall  be for the  benefit  of the
Certificate  Paying Agent. A portion of any losses incurred in respect of any such  investments  shall be deposited in the  Distribution  Account by the  Certificate  Paying Agent out of its own funds  immediately as realized in an amount  such that the  percentage  of any such  loss  allocated  to the  Certificate  Paying  Agent  shall  equal a fraction,  the numerator of which equals one (1) and the  denominator  of which equals the number of days the funds in the  Distribution  Account were invested in such  investment.  The remainder of any such losses shall be charged against the Distribution  Account.  The Certificate  Paying Agent shall make all  distributions on the Certificates as provided in  Section 3.05  of the Indenture and  Section 5.01(a)  of this Trust Agreement from moneys on deposit in the Distribution Account.

         Section 3.15.     Cooperation.  The Owner  Trustee  shall  cooperate in all respects  with any  reasonable request by the  Enhancer  for action to  preserve  or enforce the  Enhancer's  rights or interest  under this Trust
Agreement or the Insurance  Agreement,  consistent with this Trust Agreement and without limiting the rights of the
Certificateholders as otherwise expressly set forth in this Trust Agreement.

         Section 3.16.     [Reserved].

         Section 3.17.     Subordination.  Except as  otherwise  provided  in the Basic  Documents,  for so long as any Notes are  outstanding or unpaid,  the  Certificateholders  will generally be subordinated in right of payment, under the  Certificates  or  otherwise,  to  payments  to the  Noteholders  under,  or  otherwise  related  to, the
Indenture.  If an Event of Default has occurred and is continuing  under the Indenture,  the  Certificates  will be fully  subordinated  to obligations  owing by the Trust to the  Noteholders  and the Enhancer  under,  or otherwise related to, the  Indenture,  and no  distributions  will be made on the  Certificates  until the  Noteholders,  the
Paying Agent,  the Note  Registrar,  the  Certificate  Paying Agent,  the  Certificate  Registrar and the Indenture
Trustee and the Enhancer have been irrevocably paid in full.

         Section 3.18.     No  Priority  Among  Certificates.  All  Certificateholders  shall  rank  equally  as to amounts  distributable  upon the  liquidation,  dissolution  or  winding  up of the Trust,  with no  preference  or priority being afforded to any Certificateholders over any other Certificateholders.

                                                    ARTICLE IV

                                       Authority and Duties of Owner Trustee

         Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and  directed  to  execute  and deliver the Basic  Documents to which the Trust is to be a party and each  certificate or other  document  attached as an  exhibit  to or  contemplated  by the Basic  Documents  to which  the Trust is to be a party,  as well as any certificate  that supports the factual  assumptions  made in any Opinion of Counsel  delivered on the Closing Date, and any  amendment or other  agreement or  instrument  described  herein,  in each case,  in such form as the Owner
Trustee shall approve,  as evidenced  conclusively by the Owner  Trustee's  execution  thereof.  In addition to the foregoing,  the Owner  Trustee  is  obligated  to take all  actions  required  of the Trust  pursuant  to the Basic
Documents.

         Section 4.02.     General  Duties.  The  Owner  Trustee  shall be  responsible  to  administer  the  Trust pursuant to the terms of this Trust  Agreement  and the other Basic  Documents to which the Trust is a party and in the interest of the  Certificateholders,  subject to the Basic  Documents and in accordance  with the provisions of this Trust Agreement.

         Section 4.03.     Action upon Instruction.

                  (a)      Subject to this Article IV and  Section 10.13  of this Trust Agreement and in accordance with the terms of the Basic Documents,  the  Certificateholders may by written instruction direct the Owner Trustee in the  management  of the  Trust.  Such  direction  may be  exercised  at any time by written  instruction  of the
Certificateholders pursuant to this Article IV.

                  (b)      Notwithstanding  the  foregoing,  the Owner  Trustee  shall not be  required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in liability on the part of the Owner  Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

                  (c)      Whenever the Owner  Trustee is unable to decide  between  alternative  courses of action permitted  or required by the terms of this Trust  Agreement  or under any other  Basic  Document,  or in the event that the Owner  Trustee is unsure as to the  application  of any  provision  of this Trust  Agreement  or any other
Basic  Document or any such  provision  is ambiguous  as to its  application,  or is, or appears to be, in conflict with any other applicable  provision,  or in the event that this Trust Agreement  permits any  determination by the
Owner  Trustee or is silent or is  incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular  set of facts,  the Owner Trustee shall promptly give notice (in such form as shall be appropriate  under  the  circumstances)  to the  Certificateholders  (with  a  copy  to  the  Enhancer)  requesting instruction  as to the course of action to be adopted,  and to the extent the Owner  Trustee  acts in good faith in accordance with any written instructions received from  Certificateholders of Certificates  representing a majority of the aggregate  Certificate  Percentage  Interest of the  Certificates,  the Owner Trustee shall not be liable on account  of such  action to any  Person.  If the Owner  Trustee  shall not have  received  appropriate  instruction within 10 days of such  notice (or within  such  shorter  period of time as  reasonably  may be  specified  in such notice or may be  necessary  under the  circumstances)  it may, but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this Trust Agreement or the other Basic  Documents,  as it shall deem to be in the best  interests of the  Certificateholders,  and the Owner  Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner
Trustee  shall not have any duty or  obligation  to manage,  make any payment  with respect to,  register,  record, sell,  dispose of, or otherwise deal with the Trust Estate,  or to otherwise take or refrain from taking any action under, or in connection  with, any document  contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided  (i) in  accordance  with the powers  granted  to and the  authority  conferred  upon the Owner
Trustee  pursuant to this Trust  Agreement,  (ii) in  accordance  with the Basic  Documents and (iii) in accordance with any document or instruction  delivered to the Owner Trustee  pursuant to  Section 4.03;  and no implied duties or  obligations  shall be read into this Trust  Agreement or any other Basic  Document  against the Owner  Trustee.
The Owner Trustee shall have no  responsibility  for filing any financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to prepare or file any filing with the Commission  for the Trust or to record this Trust  Agreement or any other Basic  Document.  The Owner  Trustee  nevertheless  agrees that it will,  at its own cost and expense, promptly  take all action as may be necessary  to  discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the  administration of the Trust Estate.

         Section 4.05.     Restrictions.

                  (a)      The Owner Trustee shall not take any action (i) that is  inconsistent  with the purposes of the Trust set forth in  Section 2.03  or (ii) that, to the actual  knowledge of the Owner  Trustee,  would cause the Trust to be treated  as an  association  (or a  publicly-traded  partnership)  taxable  as a  corporation  or a taxable  mortgage  pool for federal  income tax purposes or at any time that any of the Notes or  Certificates  are
outstanding  or  any  obligations  are  due  and  owing  to  the  Enhancer  under  the  Insurance  Agreement.   The
Certificateholders  shall not direct the Owner  Trustee to take action that would  violate the  provisions  of this
Section 4.05.

                  (b)      The Owner  Trustee  shall not  convey  or  transfer  any of the  Trust's  properties  or assets,  including  those included in the Trust Estate,  to any person unless (i) it shall have received an Opinion of Counsel to the effect that such  transaction  will not have any material adverse tax consequence to the Trust or any  Certificateholder  and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer  with Respect to Certain  Matters.
With respect to the following  matters,  the Owner Trustee  shall not take action  unless,  at least 30 days before the taking of such  action,  the Owner  Trustee  shall have  notified  the  Certificateholders  and the Enhancer in writing of the  proposed  action  and the  Enhancer  and the  Certificateholders  of  Certificates  representing  a majority of the aggregate  Certificate  Percentage  Interest of the Certificates  shall not have notified the Owner
Trustee in writing  prior to the 30th day after such  notice is given that such  Certificateholders  have  withheld consent or provided alternative direction:

                  (a)      the  initiation  of  any  Proceeding  by  the  Trust  (except   Proceedings  brought  in
connection  with the collection of cash  distributions  due and owing under the Mortgage  Loans) and the compromise of any  Proceeding  brought by or against the Trust  (except with  respect to the  aforementioned  Proceedings  for collection of cash distributions due and owing under the Mortgage Loans);

                  (b)      the  election by the Trust to file an  amendment  to the  Certificate  of Trust  (unless such amendment is required to be filed under the Statutory Trust Statute);

                  (c)      the amendment of any of the Basic  Documents in  circumstances  where the consent of any
Noteholder is required;

                  (d)      the amendment of any of the Basic  Documents in  circumstances  where the consent of any
Noteholder  is  not  required  and  such  amendment   materially   and  adversely   affects  the  interest  of  the
Certificateholders;

                  (e)      the appointment  pursuant to the Indenture of a successor Note  Registrar,  Paying Agent or Indenture  Trustee or pursuant to this Trust  Agreement  of a successor  Certificate  Registrar  or  Certificate
Paying Agent or the consent to the assignment by the Note Registrar,  Paying Agent, Indenture Trustee,  Certificate
Registrar  or  Certificate  Paying  Agent of its  obligations  under the  Indenture  or this  Trust  Agreement,  as applicable.

         Section 4.07.     Action by  Certificateholders  with Respect to Certain Matters.  The Owner Trustee shall not have the power,  except upon the written  direction of  Certificateholders  evidencing not less than a majority of the aggregate  Certificate  Percentage  Interest of the Certificates,  and with the consent of the Enhancer,  to
(a) remove the Servicer under the Servicing  Agreement pursuant to Section 7.01  thereof or (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.

         Section 4.08.     Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary  Proceeding in bankruptcy  relating to the Trust without the unanimous prior approval of all  Certificateholders,  and with the prior written  consent of the Enhancer,  and the delivery to the
Owner Trustee by each such  Certificateholder of a certificate  certifying that such  Certificateholder  reasonably believes that the Trust is insolvent.

         Section 4.09.     Restrictions  on  Certificateholders'  Power.  The  Certificateholders  shall not direct the Owner  Trustee to take or to refrain  from taking any action if such  action or  inaction  would be contrary to any  obligation of the Trust or the Owner Trustee  under this Trust  Agreement or any of the other Basic  Documents or would be contrary to  Section 2.03,  nor shall the Owner Trustee be obligated to follow any such  direction,  if given.

         Section 4.10.     Majority  Control.  Except as expressly  provided  herein,  any action that may be taken by the  Certificateholders  under this  Trust  Agreement  may be taken by the  Certificateholders  of  Certificates evidencing not less than a majority of the aggregate  Certificate  Percentage Interest of the Certificates.  Except
as  expressly  provided  herein,  any written  notice of the  Certificateholders  delivered  pursuant to this Trust
Agreement  shall be  effective  if signed by the  Certificateholders  evidencing  not less than a  majority  of the aggregate Certificate Percentage Interest of the Certificates at the time of the delivery of such notice.

         Section 4.11.     Doing Business in Other  Jurisdictions.  Notwithstanding  anything  contained  herein to the  contrary,  neither  [_____________]  nor the  Owner  Trustee  shall  be  required  to take any  action  in any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the appointment of a co-trustee or separate  trustee in accordance with  Section 9.05  hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority  or agency of any  jurisdiction  other than the State of
Delaware;  (ii)  result in any fee,  tax or other  governmental  charge  under  the laws of the  State of  Delaware
becoming  payable  by  [_____________],   or  (iii)  subject   [_____________]  to  personal  jurisdiction  in  any
jurisdiction  other  than  the  State of  Delaware  for  causes  of  action  arising  from  acts  unrelated  to the consummation of the transactions by [_____________] or the Owner Trustee, as the case may be, contemplated hereby.

         Section 4.12.     Removal  of  Mortgage  Loans.  Subject to and in  accordance  with  Section 3.22  of the
Servicing  Agreement,  the Issuer may notify the Owner Trustee of its direction to the Servicer to remove  Mortgage
Loans from the Trust Estate.  Promptly  following  receipt of any such request,  the Owner Trustee shall deliver to the Servicer the written notice and request  required to be delivered to the Servicer  pursuant to  Section 3.22 of the  Servicing  Agreement.  Any  Mortgage  Loans  removed  from the Trust Estate  pursuant to  Section 3.22  of the
Servicing  Agreement  shall be  property  of the Issuer and,  upon the  written  request of the  Certificateholders holding 100% of the Certificate  Percentage  Interests of the Certificates,  be released to the  Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.

                                                     ARTICLE V

                                            Application of Trust Funds

         Section 5.01.     Distributions.

                  (a)      On each  Payment  Date and on any date on which  the  Trust is  terminated  pursuant  to
Section 8.01,  the Certificate Paying Agent shall distribute to the  Certificateholders all funds on deposit in the
Distribution  Account and available  therefor as provided in Section 3.05 of the Indenture.  All distributions made pursuant to this Section to any Certificates shall be distributed to the  Certificateholders  pro rata based on the respective Percentage Interests thereof.

                  (b)      In the event that any  withholding tax is imposed on the  distributions  (or allocations
of  income)  to  a  Certificateholder,   such  tax  shall  reduce  the  amount  otherwise   distributable  to  such
Certificateholder  in accordance  with this  Section 5.01.  The Certificate  Paying Agent is hereby  authorized and directed  to  retain  or cause to be  retained  from  amounts  otherwise  distributable  to the  Certificateholders sufficient  funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not prevent the Owner Trustee from  contesting  any such tax in appropriate  Proceedings,  and  withholding  payment of such tax, if  permitted  by law,  pending  the  outcome of such  Proceedings).  The amount of any  withholding  tax imposed with respect to a Certificateholder  shall be treated as cash distributed to such  Certificateholder at the time it is withheld by the Certificate  Paying Agent and remitted to the  appropriate  taxing  authority.  If there is a possibility  that  withholding  tax is payable with respect to a  distribution  (such as a  distribution  to a
non-U.S.  Certificateholder),  the  Certificate  Paying Agent may in its sole  discretion  withhold such amounts in accordance with this paragraph (b).

                  (c)      Distributions  to  Certificateholders  shall be  subordinated  to the  creditors  of the
Trust, including the Noteholders.

         Section 5.02.     Method of  Payment.  Subject to  Section 8.01(c),  distributions  required to be made to
Certificateholders  on any Payment  Date as provided in  Section 5.01  shall be made to each  Certificateholder  of record on the preceding  Record Date by wire  transfer,  in  immediately  available  funds,  to the account of each
Certificateholder  at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder shall have provided to the  Certificate  Registrar  appropriate  written  instructions  at least five Business Days prior to such Payment Date.

         Section 5.03.     Signature on Returns.  The  Servicer  shall sign on behalf of the Trust the tax returns, if any, of the Trust.

         Section 5.04.     Statements to  Certificateholders.  On each Payment Date, the  Certificate  Paying Agent shall make  available to each  Certificateholder  the Servicing  Certificate  provided to the Owner Trustee and the
Certificate  Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing  Agreement with respect to such
Payment Date.

         Section 5.05.     Tax Reporting.  The  Certificateholders  by their acceptance of a Certificate,  agree to appoint the Servicer as their agent and the  Servicer,  as agent for such holders  under the  Servicing  Agreement, has agreed to perform all duties necessary to comply with federal and state income tax laws.

         Any  Certificateholder  that  holds  100%  of the  Certificates  agrees  by its  purchase  of  100% of the
Certificates  to treat the Trust  Estate  as an entity  wholly  owned by such  Certificateholder  for  purposes  of federal and state  income tax,  franchise  tax and any other tax  measured in whole or in part by income,  with the assets of the entity being the assets held by the Trust, and the Notes being debt of the Trust.

                                                    ARTICLE VI

                                           Concerning the Owner Trustee

         Section 6.01.     Acceptance  of Trusts and Duties.  The Owner Trustee  accepts the trusts hereby  created and agrees to perform  its duties  hereunder  with  respect to such  trusts,  but only upon the terms of this Trust
Agreement.  The Owner  Trustee  and the  Certificate  Paying  Agent also  agree to  disburse  all  moneys  actually received by it  constituting  part of the Trust Estate upon the terms of this Trust  Agreement  and the other Basic
Documents to which each is a party.  The Owner Trustee shall not be  answerable or  accountable  hereunder or under any Basic Document under any circumstances,  except (i) for its own willful misconduct,  negligence or bad faith or negligent  failure to act or (ii) in the case of the  inaccuracy  of any  representation  or warranty  contained in
Section 6.03  expressly made by the Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the exceptions set forth in the preceding sentence):

                  (a)      no  provision  of this Trust  Agreement or any other Basic  Document  shall  require the
Owner Trustee to expend or risk funds or otherwise  incur any financial  liability in the performance of any of its rights,  duties or powers  hereunder or under any other Basic  Document if the Owner Trustee shall have  reasonable grounds for  believing  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

                  (b)      under no circumstances  shall the Owner Trustee be liable for indebtedness  evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (c)      the  Owner  Trustee  shall not be  responsible  for or in  respect  of the  validity  or sufficiency  of this Trust  Agreement or for the due execution  hereof by the  Depositor  for the form,  character, genuineness,  sufficiency,  value or validity of any of the Trust  Estate,  or for or in respect of the validity or sufficiency of the Basic Documents,  the Notes, the  Certificates,  other than the certificate of authentication on the  Certificates,  if executed by the Owner  Trustee and the Owner  Trustee  shall in no event assume or incur any liability,  duty, or obligation to any  Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or in the other Basic Documents;

                  (d)      the execution,  delivery,  authentication  and  performance by the Owner Trustee of this
Trust  Agreement  will not require the  authorization,  consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

                  (e)      the Owner Trustee  shall not be liable for the default or  misconduct of the  Depositor,
Indenture  Trustee,  the  Certificate  Paying  Agent,  the  Paying  Agent or the  Servicer  under  any of the Basic
Documents or otherwise and the Owner Trustee  shall have no obligation or liability to perform the  obligations  of the  Certificate  Paying  Agent,  the Paying Agent,  the  Depositor or the Trust under this Trust  Agreement or the other Basic  Documents  that are required to be performed  by the  Indenture  Trustee or the Paying Agent under the
Indenture or the Seller under the Purchase Agreement; and

                  (f)      the Owner  Trustee  shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust  Agreement,  or to institute,  conduct or defend any litigation  under this Trust  Agreement  or  otherwise or in relation to this Trust  Agreement  or any other Basic  Document,  at the request, order or direction of any of the  Certificateholders,  unless such  Certificateholders have offered to the
Owner Trustee  security or indemnity  satisfactory to it against the costs,  expenses and  liabilities  that may be incurred by the Owner  Trustee  therein or  thereby.  The right of the Owner  Trustee to perform any  discretionary act  enumerated in this Trust  Agreement or in any other Basic  Document  shall not be construed as a duty, and the
Owner  Trustee  shall not be  answerable  for other than its  negligence,  bad faith or willful  misconduct  in the performance of any such act.

         Section 6.02.     Furnishing  of  Documents.  The  Owner  Trustee  shall  furnish  to the  Securityholders promptly upon receipt of a written  reasonable  request  therefor,  duplicates  or copies of all reports,  notices, requests,  demands,  certificates,  financial statements and any other instruments furnished to the Trust under the
Basic Documents other than the Yield Maintenance Agreement.

         Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby  represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

                  (a)      It is a banking  corporation  duly organized and validly existing in good standing under the laws of the State of Delaware.  It has all  requisite  corporate  power and  authority to execute,  deliver and perform its obligations under this Trust Agreement;

                  (b)      It has taken all corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

                  (c)      Neither  the  execution  nor  the  delivery  by it of  this  Trust  Agreement,  nor  the consummation  by it of the  transactions  contemplated  hereby  nor  compliance  by it  with  any of the  terms  or provisions  hereof will  contravene  any federal or Delaware law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner  Trustee or any  judgment or order  binding on it, or  constitute  any default under its charter  documents or bylaws or any indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

                  (d)      This Trust Agreement,  assuming due  authorization,  execution and delivery by the Owner
Trustee and the Depositor,  constitutes a valid,  legal and binding  obligation of the Owner  Trustee,  enforceable against it in  accordance  with the terms hereof  subject to  applicable  bankruptcy,  insolvency,  reorganization, moratorium and other laws affecting the  enforcement of creditors'  rights  generally and to general  principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (e)      The Owner  Trustee  is not in default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency, which default might have  consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Owner  Trustee  or its  properties  or might  have  consequences  that would  materially  adversely  affect its performance hereunder; and

                  (f)      No litigation is pending or, to the best of the Owner  Trustee's  knowledge,  threatened against  the Owner  Trustee  which  would  prohibit  its  entering  into this Trust  Agreement  or  performing  its obligations under this Trust Agreement.

         Section 6.04.     Reliance; Advice of Counsel.

                  (a)      The Owner  Trustee  shall incur no  liability  to anyone in acting  upon any  signature, instrument, notice, resolution,  request, consent, order, certificate,  report, opinion, bond, or other document or paper  believed by it to be genuine  and  believed  by it to be signed by the proper  party or  parties.  The Owner
Trustee may accept a certified  copy of a  resolution  of the board of  directors  or other  governing  body of any corporate  party as conclusive  evidence that such  resolution has been duly adopted by such body and that the same is in full force and  effect.  As to any fact or matter the method of  determination  of which is not  specifically prescribed  herein,  the Owner Trustee may for all purposes  hereof rely on a certificate,  signed by the president or any vice president or by the treasurer or other  authorized  officers of the relevant  party, as to such fact or matter and such  certificate  shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b)      In the exercise or  administration  of the Trust hereunder and in the performance of its duties and  obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner  Trustee (i) may act directly or through its agents,  attorneys,  custodians  or nominees  (including  persons  acting  under a power of attorney)  pursuant to agreements  entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys,  custodians or nominees  (including  persons acting under a power of attorney) if such persons have been selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with counsel,  accountants  and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust.  The Owner Trustee shall not be liable for anything  done,  suffered or omitted in good faith by it in  accordance  with the opinion or advice of any such  counsel,  accountants  or other such  Persons and not contrary to this Trust Agreement or any other Basic Document.

         Section 6.05.     Not  Acting  in  Individual  Capacity.  Except  as  provided  in  this  Article  VI,  in accepting  the  trusts  hereby  created  [_____________]  acts  solely as Owner  Trustee  hereunder  and not in its individual  capacity,  and all Persons  having any claim  against the Owner  Trustee by reason of the  transactions contemplated  by this Trust  Agreement or any other Basic  Document shall look only to the Trust Estate for payment or satisfaction thereof.

         Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related   Documents.   The  recitals
contained  herein and in the  Certificates  (other than the  signatures of the Owner  Trustee on the  Certificates)
shall be taken as the  statements  of the  Depositor,  and the Owner  Trustee  assumes  no  responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or sufficiency of this Trust
Agreement,  of any other Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the  Certificates)  or the  Notes,  or of any  Related  Documents.  The  Owner  Trustee  shall at no time  have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments  to be  distributed  to  Certificateholders  under  this  Trust  Agreement  or the  Noteholders  under the
Indenture,  including,  the  compliance  by the  Depositor or the Seller with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar,  the Paying Agent or the Indenture Trustee
taken in the name of the Owner Trustee.

         Section 6.07.     Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor,  the
Seller,  the Certificate  Paying Agent, the Certificate  Registrar,  the Paying Agent and the Indenture  Trustee in
transactions with the same rights as it would have if it were not Owner Trustee.

                                                    ARTICLE VII

                                           Compensation of Owner Trustee

         Section 7.01.     Owner  Trustee's  Fees and Expenses.  The Owner  Trustee  shall receive as  compensation for its  services  hereunder  such fees as have been  separately  agreed upon before the date hereof in  accordance with  Section 6.06  of the  Servicing  Agreement,  and the Owner Trustee  shall be  reimbursed  for its  reasonable expenses  hereunder  and under the other Basic  Documents,  including  the  reasonable  compensation,  expenses and disbursements of such agents,  representatives,  experts and counsel as the Owner Trustee may reasonably  employ in connection  with the  exercise and  performance  of its rights and its duties  hereunder  and under the other Basic
Documents which shall be payable by the Servicer pursuant to Section 3.11 of the Servicing Agreement.

         Section 7.02.     Indemnification.  The  Certificateholders  of the majority of the Percentage Interest of the Certificates shall indemnify,  defend and hold harmless the Owner Trustee and its successors,  assigns,  agents and servants  (collectively,  the "Indemnified  Parties") from and against,  any and all liabilities,  obligations, losses,  damages,  taxes, claims,  actions and suits, and any and all reasonable costs,  expenses and disbursements
(including reasonable legal fees and expenses) of any kind and nature whatsoever  (collectively,  "Expenses") which may at any time be imposed on, incurred by, or asserted  against the Owner Trustee or any Indemnified  Party in any way  relating  to or arising  out of this  Trust  Agreement,  the other  Basic  Documents,  the Trust  Estate,  the administration  of the Trust Estate or the action or inaction of the Owner Trustee  hereunder;  provided,  however, that:

                  (a)      such  Certificateholder  shall not be liable for or required to indemnify an Indemnified
Party from and against Expenses  arising or resulting from the Owner Trustee's  willful  misconduct,  negligence or bad faith or as a result of any inaccuracy of a  representation  or warranty  contained in  Section 6.03  expressly made by the Owner Trustee;

                  (b)      with  respect  to  any  such  claim,  the  Indemnified   Party  shall  have  given  such
Certificateholder written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                  (c)      while maintaining  control over its own defense,  such  Certificateholder  shall consult with the Indemnified Party in preparing such defense; and

                  (d)      notwithstanding   anything   in   this   Trust   Agreement   to   the   contrary,   such
Certificateholder  shall not be liable for  settlement  of any claim by an  Indemnified  Party entered into without the prior consent of such Certificateholder, which consent shall not be unreasonably withheld.

         The  indemnities  contained in this  Section shall  survive the  resignation  or  termination of the Owner
Trustee or the  termination of this Trust  Agreement.  In the event of any  Proceeding  for which  indemnity may be sought  pursuant  to this  Section 7.02,  the Owner  Trustee's  choice of legal  counsel,  if other  than the legal counsel  retained by the Owner  Trustee in  connection  with the  execution  and delivery of this Trust  Agreement, shall be subject to the  approval  of the  Certificateholder  of the  majority  of the  Percentage  Interest of the
Certificates,  which approval shall not be  unreasonably  withheld.  In addition,  upon written notice to the Owner
Trustee  and with the  consent  of the Owner  Trustee,  which  consent  shall  not be  unreasonably  withheld,  the
Certificateholder  of the majority of the Percentage  Interest of the  Certificates  shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                                   ARTICLE VIII

                                          Termination of Trust Agreement

         Section 8.01.     Termination of Trust Agreement.

                  (a)      This Trust  Agreement  (other than this Article VIII) and the Trust shall  terminate and be of no further  force or effect upon the final  distribution  of all moneys or other  property or proceeds of the
Trust Estate in accordance with the terms of the Indenture and this Trust Agreement.  The bankruptcy,  liquidation, dissolution,  death or incapacity of any Certificateholder  shall not (i) operate to terminate this Trust Agreement or the Trust, (ii) entitle such  Certificateholder's  legal  representatives  or heirs to claim an accounting or to take any  Proceeding  in any  court  for a  partition  or  winding  up of all or any part of the Trust or the Trust
Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b)      Except as provided in Section 8.01(a),  neither the Depositor nor any  Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c)      Notice  of  any  termination  of  the  Trust,  specifying  the  Payment  Date  on  which
Certificateholders  shall  surrender their  Certificates  to the Certificate  Paying Agent for payment of the final distribution  thereon and  cancellation  thereof,  shall be given by the Certificate  Paying Agent by letter to the
Certificateholders  and the Enhancer  mailed  within five  Business  Days of receipt of notice of such  termination from the  Owner  Trustee,  stating  (i) the  Payment  Date  upon or with  respect  to which  final  payment  of the
Certificates  shall be made upon  presentation  and surrender of the  Certificates at the office of the Certificate
Paying  Agent  therein  designated,  (ii) the amount of any such  final  payment  and (iii)  that the  Record  Date otherwise  applicable  to such Payment  Date is not  applicable,  payments  being made only upon  presentation  and surrender of the  Certificates at the office of the  Certificate  Paying Agent therein  specified.  The Certificate
Paying Agent shall give such notice to the Owner Trustee and the  Certificate  Registrar at the time such notice is given to  Certificateholders.  Upon  presentation and surrender of the Certificates,  the Certificate  Paying Agent
shall cause to be  distributed  to  Certificateholders  amounts  distributable  on such  Payment  Date  pursuant to
Section 5.01.

         In the  event  that all of the  Certificateholders  shall  not have  surrendered  their  Certificates  for cancellation  within six months after the date specified in the above  mentioned  written  notice,  the Certificate
Paying  Agent  shall  give a  second  written  notice  to  the  remaining  Certificateholders  to  surrender  their
Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  Subject to applicable laws with respect to escheat of funds,  if within one year  following  the Payment  Date on which final  payment of the  Certificates  was to have  been  made  pursuant  to  Section 5.01,  all the  Certificates  shall not have been surrendered for cancellation,  the Certificate  Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates, and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject to this Trust
Agreement.  Any  funds  remaining  in  the  Distribution  Account  after  exhaustion  of  such  remedies  shall  be distributed by the Certificate  Paying Agent to the  Certificateholder  of the majority of the Percentage  Interest of the Certificates with respect to which such amounts are due.

                  (d)      Upon the  winding up of the Trust and its  termination,  the Owner  Trustee  shall cause the  Certificate  of Trust to be cancelled by filing a certificate of  cancellation  with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                                    ARTICLE IX

                              Successor Owner Trustees and Additional Owner Trustees

         Section 9.01.     Eligibility  Requirements  for Owner Trustee.  The Owner Trustee shall at all times be a corporation  satisfying the provisions of  Section 3807(a)  of the Statutory Trust Statute;  authorized to exercise corporate trust powers;  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by  federal  or state  authorities;  and  having  (or  having a parent  that has)  long-term  debt obligations  with a rating of at least A by  [Moody's],  Standard  & Poor's or  Fitch,  if rated by Fitch.  If such corporation  shall publish  reports of condition at least annually  pursuant to law or to the  requirements  of the aforesaid  supervising  or examining  authority,  then for the purpose of this  Section,  the combined  capital and surplus  of such  corporation  shall be deemed to be its  combined  capital  and  surplus  as set forth in its most recent  report of  condition  so  published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance with the provisions of this  Section 9.01,  the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02.     Replacement  of  Owner  Trustee.  The  Owner  Trustee  may at  any  time  resign  and be discharged  from the trusts hereby  created by giving 30 days' prior written  notice  thereof to the Enhancer,  the
Indenture  Trustee,  the Paying Agent and the Depositor.  Upon receiving such notice of resignation,  the Indenture
Trustee shall  promptly  appoint a successor  Owner  Trustee with the consent of the Enhancer,  which consent shall not be  unreasonably  withheld,  by  written  instrument,  in  duplicate,  one  copy of which  instrument  shall be delivered to the  resigning  Owner  Trustee and one copy to the  successor  Owner  Trustee.  If no successor  Owner
Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Owner Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner Trustee.

         If at any time the  Owner  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of
Section 9.01  and shall fail to resign after written request  therefor by the Indenture  Trustee (and the Indenture
Trustee shall make such request upon (i) the written  direction of the Enhancer,  so long as the Enhancer is not in default under the Policy, or (ii) the written  direction of holders of Notes  representing not less than a majority of the Note  Balance of the Notes if the  Enhancer  is in default  under the  Policy),  or if at any time the Owner
Trustee  shall be legally  unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Owner
Trustee or of its property  shall be  appointed,  or any public  officer  shall take charge or control of the Owner
Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the
Indenture  Trustee may, and, at the direction of the Enhancer,  shall,  remove the Owner Trustee.  If the Indenture
Trustee shall remove the Owner Trustee under the authority of the  immediately  preceding  sentence,  the Indenture
Trustee  shall  promptly  appoint a  successor  Owner  Trustee  reasonably  acceptable  to the  Enhancer by written instrument,  in  duplicate,  one copy of which  instrument  shall be  delivered to the  outgoing  Owner  Trustee so removed and one copy to the successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner Trustee.
If the Indenture  Trustee is unable to appoint a successor  Owner Trustee within 60 days after any such  direction, the Indenture  Trustee may petition any court of competent  jurisdiction  for the  appointment of a successor Owner
Trustee.

         Any resignation or removal of the Owner Trustee and  appointment of a successor Owner Trustee  pursuant to any of the provisions of this  Section shall  not become effective until acceptance of appointment by the successor
Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

         Section 9.03.     Successor   Owner  Trustee.   Any  successor   Owner  Trustee   appointed   pursuant  to
Section 9.02  shall  execute,  acknowledge  and  deliver to the  Indenture  Trustee,  the  Paying  Agent and to its
predecessor Owner Trustee an instrument  accepting such appointment  under this Trust Agreement,  and thereupon the resignation or removal of the predecessor Owner Trustee shall become  effective,  and such successor Owner Trustee, without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations  of its  predecessor  under this Trust  Agreement,  with like  effect as if  originally  named as Owner
Trustee.  The  predecessor  Owner  Trustee  shall upon  payment of its fees and expenses  deliver to the  successor
Owner Trustee all documents and statements and monies held by it under this Trust  Agreement;  and the  predecessor
Owner  Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights,  powers,  duties and obligations.

         No successor Owner Trustee shall accept  appointment as provided in this  Section 9.03  unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon  acceptance of appointment by a successor  Owner Trustee  pursuant to this  Section 9.03,  the Paying
Agent shall mail notice thereof to all  Certificateholders,  the Indenture  Trustee,  the  Noteholders,  the Rating
Agencies and the Enhancer.  If the Paying Agent shall fail to mail such notice  within 10 days after  acceptance of such  appointment by the successor Owner Trustee,  the successor Owner Trustee shall cause such notice to be mailed at the expense of the Paying Agent.

         Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Owner Trustee shall be a party,  or any Person  succeeding to all or  substantially all of the corporate  trust business of the Owner Trustee,  shall be the successor of the Owner Trustee  hereunder, without the  execution  or filing of any  instrument  or any further act on the part of any of the parties  hereto, anything herein to the contrary  notwithstanding;  provided,  however,  that such Person shall be eligible pursuant to  Section 9.01;  provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 9.05.     Appointment  of Co-Trustee or Separate  Trustee.  Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Trust  Estate may at the time be located,  the Owner  Trustee  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons to act as  co-trustee,  jointly with the Owner
Trustee,  or as separate trustee or trustees,  of all or any part of the Trust Estate,  and to vest in such Person, in such  capacity,  such  title to the Trust or any part  thereof  and,  subject  to the other  provisions  of this
Section,  such  powers,  duties,  obligations,  rights and trusts as the Owner  Trustee may  consider  necessary or desirable.  No co-trustee or separate  trustee  under this Trust  Agreement  shall be required to meet the terms of eligibility  as a  successor  Owner  Trustee  pursuant  to  Section 9.01  and no notice of the  appointment  of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)      All rights,  powers,  duties and obligations conferred or imposed upon the Owner Trustee shall be conferred  upon and exercised or performed by the Owner  Trustee and such  separate  trustee or co-trustee jointly (it being understood that such separate  trustee or co-trustee is not authorized to act separately  without the Owner Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction in which any particular  act or acts are to be performed,  the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the holding of title to the
Trust Estate or any portion  thereof in any such  jurisdiction)  shall be exercised  and  performed  singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (b)      No trustee under this Trust  Agreement  shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

                  (c)      The Owner  Trustee  may at any time  accept the  resignation  of or remove any  separate trustee or co-trustee.

         Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or  co-trustee  shall refer to this Trust  Agreement  and the  conditions of this
Article IX. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Owner Trustee or separately,  as may be  provided  therein,  subject to all the  provisions  of this Trust  Agreement,  specifically including  every  provision of this Trust  Agreement  relating to the conduct of,  affecting  the  liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any  separate  trustee  or  co-trustee  may at any  time  appoint  the  Owner  Trustee  as  its  agent  or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts  shall  vest in and be  exercised  by the  Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

                                                     ARTICLE X

                                                   Miscellaneous

         Section 10.01.    Amendments.

                  (a)      This  Trust  Agreement  may be  amended  from  time  to time by the  parties  hereto  as specified in this  Section 10.01,  provided  that any such  amendment,  except as provided in paragraph  (e) below, shall be  accompanied  by an Opinion of Counsel  addressed to the Owner Trustee and the Enhancer to the effect that such amendment complies with the provisions of this Section.

                  (b)      If the purpose of any such  amendment  (as detailed  therein) is to correct any mistake, eliminate  any  inconsistency,  cure any  ambiguity  or deal with any  matter not  covered in this Trust  Agreement
(i.e.,  to give  effect to the intent of the  parties),  it shall not be  necessary  to obtain  the  consent of any
Certificateholders,  but the Owner  Trustee  shall be furnished  with (i) a letter from each Rating Agency that the amendment  will not  result in a Rating  Event,  determined  without  regard to the  Policy  and (ii) an Opinion of
Counsel to the effect that such action will not  adversely  affect in any  material  respect the  interests  of any
Certificateholder, and the consent of the Enhancer shall be obtained.

                  (c)      If the purpose of the  amendment  is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  outstanding  (i.e.,  technical  in nature),  it shall not be  necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel that such amendment is necessary or helpful to prevent the  imposition of such taxes and is not materially  adverse to any Certificateholder and the consent of the Enhancer shall be obtained.

                  (d)      If the purpose of the  amendment is to add or  eliminate or change any  provision of the
Trust Agreement  other than as  contemplated  in (b) and (c) above,  the amendment shall require (i) the consent of the  Enhancer  and an Opinion of Counsel to the effect that such action will not  adversely  affect in any material respect the  interests of any  Certificateholder  and  (ii) either  (A) a letter from each Rating  Agency that such amendment  will not cause a Rating  Event,  if  determined  without  regard to the  Policy  or (B) the  consent  of
Certificateholders  evidencing  a majority of the  aggregate  Certificate  Percentage  Interest  and the  Indenture
Trustee;  provided,  however,  that no such amendment shall reduce in any manner the amount of, or delay the timing of,  payments  received  that are  required  to be  distributed  on any  Certificate  without  the  consent of each
Certificateholder  affected  thereby and the Enhancer,  or reduce the  aforesaid  percentage  of  Certificates  the
Certificateholders  of  which  are  required  to  consent  to  any  such  amendment,  without  the  consent  of the
Certificateholders of all such Certificates then outstanding;  provided,  further,  that no Certificate  registered in the name of the Seller or an  Affiliate of the Seller shall be  considered  a  Certificate  for purposes of such consent.

                  (e)      No  amendment  of  this  Trust  Agreement  may  provide  for the  holding  of any of the
Certificates in book-entry form.

                  (f)      If the  purpose of any such  amendment  is to provide  for the  issuance  of  additional
Certificates  representing  an  interest  in the Trust,  it shall not be  necessary  to obtain  the  consent of any
Certificateholder,  but the Owner  Trustee  shall be  furnished  with (i) an Opinion of Counsel to the effect  that such action will not adversely  affect in any material respect the interests of any  Certificateholders  and (ii) a letter from each Rating  Agency to the effect that such  amendment  will not cause a Rating  Event,  if  determined without regard to the Policy, and the consent of the Enhancer shall be obtained.

                  (g)      Promptly after the execution of any such  amendment or consent,  the Owner Trustee shall furnish  written  notification  of the  substance  of such  amendment  or  consent to each  Certificateholder,  the
Indenture  Trustee,  the Paying Agent, the Enhancer and each of the Rating Agencies.  It shall not be necessary for the  consent of  Certificateholders  or the  Indenture  Trustee  pursuant  to this  Section 10.01  to  approve  the particular  form of any proposed  amendment or consent,  but it shall be  sufficient  if such consent shall approve the  substance  thereof.  The manner of  obtaining  such  consents  (and any other  consents of  Certificateholders provided for in this Trust  Agreement or in any other Basic  Document) and of evidencing the  authorization  of the execution thereof by Certificateholders  shall be subject to such reasonable  requirements as the Owner Trustee may prescribe.

                  (h)      In  connection  with the  execution of any amendment to any agreement to which the Trust is a party,  other than this Trust Agreement,  the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such  amendment is authorized  or permitted by the documents  subject to such amendment and that all conditions  precedent in the Basic Documents for the execution and delivery  thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

                  (i)      The Owner  Trustee may,  but shall not be  obligated  to,  execute any  amendment  which adversely affects its rights, duties or immunities hereunder.

         Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Section 10.02.    No Legal Title to Trust  Estate.  The  Certificateholders  shall not have legal title to any part of the Trust Estate.  The  Certificateholders  shall be entitled to receive  distributions with respect to their  undivided  beneficial  interest  therein  only in  accordance  with  Articles V and VIII.  No  transfer,  by operation  of law or  otherwise,  of any  right,  title  or  interest  of the  Certificateholders  to and in  their ownership  interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts  hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         Section 10.03.    Limitations  on Rights of  Others.  Except  for  Section 2.07,  the  provisions  of this
Trust  Agreement  are solely for the benefit of the Owner  Trustee,  the  Depositor,  the  Certificateholders,  the
Enhancer  and,  to the  extent  expressly  provided  herein,  the  Paying  Agent,  the  Indenture  Trustee  and the
Noteholders,  and nothing in this Trust Agreement (other than Section 2.07),  whether express or implied,  shall be construed to give to any other Person any legal or  equitable  right,  remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04.    Notices.

                  (a)      Unless  otherwise  expressly  specified or permitted  by the terms  hereof,  all notices shall be in writing and shall be deemed given upon  receipt:  if to the Owner  Trustee,  addressed to its Corporate
Trust  Office;  if to the Paying Agent,  addressed to its Corporate  Trust  Office;  if to the  Certificate  Paying
Agent,  addressed to its Corporate  Trust Office;  if to the Depositor,  addressed to Wachovia Asset Funding Trust,
LLC  [address],  Attention:  ______,  Telecopier:  (___)  ___-____;  if to the  Enhancer,  addressed to  [address],
Attention:  ______,  Telecopier:  (___)  ___-____;  if to the Rating  Agencies,  addressed  to  [Moody's  Investors
Service,  Inc., 99 Church Street,  4th Floor,  New York,  New York 10001] and Standard & Poor's,  a division of The
McGraw-Hill Companies,  Inc., 55 Water Street, New York, New York 10004,  Attention:  Structured Finance Department
- MBS; or, as to each of the  foregoing  Persons,  at such other address as shall be designated by such Person in a written notice to each of the other foregoing Persons.

                  (b)      Any notice  required or permitted to be given to a  Certificateholder  shall be given by first-class  mail,  postage  prepaid,  at the  address  of  such  Certificateholder  as  shown  in the  Certificate
Register.  Any notice so mailed within the time  prescribed in this Trust  Agreement to a  Certificateholder  shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

                  (c)      A copy  of any  notice  delivered  to the  Owner  Trustee  or the  Trust  shall  also be delivered to the Depositor.

         Section 10.05.    Severability.   Any   provision  of  this  Trust   Agreement   that  is   prohibited  or
unenforceable  in any  jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to  the  extent  of  such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability  in any  jurisdiction  shall not  invalidate or render  unenforceable  such provision in any other jurisdiction.

         Section 10.06.    Separate  Counterparts.  This Trust  Agreement may be executed by the parties  hereto in any number of  counterparts,  each of which when so  executed  and  delivered  shall be an  original,  but all such counterparts shall together constitute but one and the same instrument.

         Section 10.07.    Successors  and Assigns.  All  representations,  warranties,  covenants  and  agreements contained  herein shall be binding upon,  and inure to the benefit of, each of the  Enhancer,  the  Depositor,  the
Owner Trustee and its  successors and each  Certificateholder  and its  successors  and permitted  assigns,  all as
herein  provided.  Any  request,  notice,   direction,   consent,  waiver  or  other  instrument  or  action  by  a
Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08.    No  Petition.  The Owner  Trustee,  by  entering  into this  Trust  Agreement,  and each
Certificateholder,  by accepting a Certificate,  hereby covenants and agrees that it will not at any time institute against  the  Depositor  or the  Trust,  or join in any  institution  against  the  Depositor  or the Trust of, any bankruptcy  Proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

         Section 10.09.    No Recourse.  Each  Certificateholder,  by accepting a  Certificate,  acknowledges  that such  Certificateholder's  Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the  Depositor,  the Seller,  the Owner  Trustee,  the Indenture  Trustee,  the Paying
Agent or any Affiliate  thereof,  and that no recourse may be had against such Persons or their  assets,  except as may be expressly set forth or contemplated in the Certificates, this Trust Agreement or the other Basic Documents.

         Section 10.10.    Headings.   The  headings  of  the  various   Articles  and  Sections   herein  are  for
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11.    GOVERNING LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF DELAWARE,  WITHOUT  REFERENCE  TO ITS  CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12.    Integration.  This Trust Agreement  constitutes  the entire  agreement among the parties hereto  pertaining to the subject matter hereof and supersedes all prior  agreements and  understanding  pertaining thereto.

         Section 10.13.    Rights  of  Enhancer  to  Exercise  Rights  of  Certificateholders.   By  accepting  its
Certificate,  each  Certificateholder  agrees that unless a Enhancer  Default  exists,  the Enhancer shall have the right to exercise all rights of the  Certificateholders  under this Trust Agreement  without any further consent of the  Certificateholders.  Nothing  in this  Section,  however,  shall  alter or  modify in any way,  the  fiduciary obligations  of the Owner  Trustee  to the  Certificateholders  pursuant  to this  Trust  Agreement,  or create any fiduciary  obligation  of the  Owner  Trustee  to the  Enhancer.  The  Enhancer  shall be an  express  third  party beneficiary of this Trust Agreement.

                                                    ARTICLE XI

                                           Compliance with Regulation AB

         Section 11.01.    Intent  of  the  Parties;   Reasonableness.   The   Depositor   and  the  Owner  Trustee
acknowledge  and agree that the purpose of this Article II is to facilitate  compliance  by the Depositor  with the provisions  of  Regulation  AB and  related  rules and  regulations  of the  Commission.  The  Depositor  shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for purposes  other than  compliance  with the  Securities  Act, the Exchange Act and the rules and regulations of the Commission  under the Securities Act and the Exchange Act. The Owner Trustee  acknowledges  that interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets, advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests  made by the  Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation
AB. The Owner Trustee shall  cooperate in good faith with any reasonable  request by the Depositor for  information regarding the Owner  Trustee that is necessary or required,  in the  reasonable,  good faith  determination  of the
Depositor, to permit the Depositor to comply with the provisions of Regulation AB.

         Section 11.02.    Additional Representations and Warranties of the Owner Trustee.

         (a)      The Owner  Trustee  shall be deemed to  represent  and  warrant to the  Depositor  as of the date hereof and on each date on which information is provided to the Depositor under  Sections 11.01,  11.02(b) or 11.03 that,  except  as  disclosed  in  writing  to the  Depositor  prior to such  date:  (i) it is not aware and has not received notice that any default,  early amortization or other performance  triggering event has occurred as to any other  Securitization  Transaction  due to any  default  of the Owner  Trustee;  (ii)  there are no  aspects of its financial  condition that could have a material adverse effect on the performance by it of its trustee  obligations under the Trust Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no  material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that would be material  to  Noteholders;  (iv) there are no  relationships  or  transactions  (as  described  in Item  1119(b) of
Regulation  AB)  relating to the Owner  Trustee  with respect to the  Depositor  or any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by the Trust  Agreement,  as  identified  by the  Depositor to the Owner  Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and that are material to the  investors'  understanding  of the  Certificates;  and (v) the Owner Trustee is not an
affiliate (as  contemplated  by Item 1119(a) of  Regulation  AB) of any  Transaction  Party.  The  Depositor  shall notify the Owner  Trustee of any change in the  identity of a  Transaction  Party  after the Closing  Date at least five (5) Business Days prior to [January 31] of each calendar year.

         (b)      If so requested by the  Depositor  on any date  following  the Closing  Date,  the Owner  Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

         Section 11.03.    Information to Be Provided by the Owner Trustee.

         (a)      For so long as the  Notes  are  outstanding,  for  the  purpose  of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Owner  Trustee shall provide to the Depositor a written  description of (i) the  commencement  of, a material  development in or, if applicable, the  termination  of, any and all legal  proceedings  against the Owner Trustee or any and all proceedings of which any  property  of the Owner  Trustee is the  subject,  that would be  material  to  Noteholders;  and (ii) any such proceedings  known to be  contemplated  by  governmental  authorities  that would be material to  Noteholders.  the
Owner  Trustee shall also notify the  Depositor,  in writing,  as promptly as  practicable  following  notice to or discovery by a Responsible  Officer of the Owner Trustee of any material  changes to  proceedings  described in the preceding  sentence.  In addition,  the Owner  Trustee will furnish to the  Depositor,  in writing,  the  necessary disclosure  regarding the Owner Trustee  describing  such  proceedings  required to be disclosed under Item 1117 of
Regulation  AB, for inclusion in reports  filed by or on behalf of the Depositor  pursuant to the Exchange Act. The
Depositor will allow the Owner Trustee to review any disclosure  relating to material  litigation against the Owner
Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor  changes the  information provided by the Owner Trustee.  Any  descriptions  required with respect to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section 11.03(a) shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs.

         (b)      For so long as the  Notes  are  outstanding,  for  the  purpose  of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes, the Owner Trustee shall, no later than January 31 of each calendar year, (i) provide to the Depositor  such  information  regarding the Owner Trustee as is required  for the  purpose of  compliance  with Item 1119 of  Regulation  AB;  provided,  however,  the Owner
Trustee  shall not be  required  to  provide  such  information  in the event  that there has been no change to the information  previously  provided  by the Owner  Trustee to the  Depositor;  and (ii) as  promptly  as  practicable following  notice  to or  discovery  by a  Responsible  Officer  of the  Owner  Trustee  of  any  changes  to  such information,  provide to the Depositor,  in writing,  such updated information.  Such information shall include, at a minimum,  a description  of any  affiliation  between the Owner  Trustee and any of the following  parties to the
Securitization  Transaction  contemplated  by the  Trust  Agreement,  as such  parties  and  their  affiliates  are identified  to the  Owner  Trustee  by the  Depositor  in  connection  with  the  closing  of  each  Securitization
Transaction  or, if there has been a change in any such party,  as such party is  identified  by the Depositor in a written notice to the Owner Trustee at least five (5) Business Days prior to [January 31] of each calendar year:

         (1)      the sponsor;

         (2)      any depositor;

         (3)      the issuing entity;

         (4)      any servicer;

         (5)      any other trustee;

         (6)      any originator;

         (7)      any significant obligor;

         (8)      any enhancement or support provider; and

         (9)      any other material party related to any Securitization Transaction.

         In addition,  the Owner Trustee  shall  provide a  description  of whether there is, and if so the general character of, any business  relationship,  agreement,  arrangement,  transaction or understanding between the Owner
Trustee and any  above-listed  party that is entered into  outside the  ordinary  course of business or is on terms other than  would be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart from the
Securitization  Transaction  contemplated by the Trust Agreement,  that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

         (c)      As of the  related  Payment  Date with  respect to each  Report on Form 10-D with  respect to the
Notes  filed by or on behalf of the  Depositor,  and as of [March 15]  preceding  the date each Report on Form 10-K with  respect  to the Notes is  filed,  the  Owner  Trustee  shall be deemed  to  represent  and  warrant  that any information  previously  provided by the Owner  Trustee  under this Article II is  materially  correct and does not have any material omissions unless the Owner Trustee has provided an update to such information.

         Section 11.04.    Indemnification; Remedies.

         (a)      The Owner  Trustee  shall  indemnify  the  Depositor,  each  affiliate of the  Depositor  and the respective present and former directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them harmless from and against any claims,  losses,  liabilities  (including  penalties),  actions,  suits, judgments,  demands,  damages,  costs and expenses  (including  reasonable  fees and  expenses of attorneys  or, as necessary,  consultants and auditors and reasonable costs of  investigations)  that any of them may sustain arising out of or based upon:

                                    (i)(A)  any untrue  statement  of a material  fact  contained  or alleged to be contained in any  information,  report,  certification  or other material  provided under Sections 11.01,  11.02 or
11.03 of this Article II by or on behalf of the Owner Trustee (collectively,  the "Wachovia  Information"),  or (B)
the omission or alleged  omission to state in the Wachovia  Information  a material  fact  required to be stated in the Wachovia  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

                                    (ii)    any failure by the Owner  Trustee to deliver any  information,  report, certification or other material when and as required under Sections 11.02 and 11.03.

         (b)      In the case of any  failure of  performance  described  in clause (ii) of Section  11.04(a),  the
Owner Trustee shall (i) promptly  reimburse  the  Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification  or other  material not delivered by the Owner Trustee as required and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

         (c)      The Depositor  shall  indemnify the Owner  Trustee,  each  affiliate of the Owner Trustee and the respective present and former directors,  officers,  employees and agents of the Owner Trustee, and shall hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i) any  untrue  statement of a material  fact  contained or alleged to be contained in any  information provided by or on behalf of the  Depositor  for  inclusion in any report filed with  Commission  under the Exchange
Act  (collectively,  the  "[  ]  Information"),  or  (ii)  the  omission  or  alleged  omission  to  state  in  the
[  ]   Information   a  material   fact   required  to  be  stated  in  the  [  ]   Information   or  necessary  in
order to make  the  statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not misleading.

         (d)      Notwithstanding  any  provision in this Section  11.04 to the  contrary,  the parties  agree that neither  the Owner  Trustee  nor the  Depositor  shall be liable to the  other for any  consequential  or  punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however,  that such limitation shall not be applicable with respect to third party claims made against a party.

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     WACHOVIA ASSET FUNDING TRUST, LLC,
                                                          as Depositor

                                                     By:____________________________________________
                                                              Name:
                                                              Title:

                                                     [_____________],
                                                          not in its individual capacity but solely as Owner
                                                          Trustee, except with respect to the representations and
                                                          warranties contained in Section 6.03 hereof

                                                     By:_____________________________________________
                                                              Name:
                                                              Title:

Acknowledged and Agreed:

[_____________]
     not in its individual capacity but solely
     as Indenture Trustee

By:_______________________________________________________
         Name:
         Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
     not in its individual capacity but solely as
     Certificate Registrar and Certificate Paying Agent

By:_______________________________________________________
         Name:
         Title:

WACHOVIA ASSET FUNDING TRUST, LLC
     [_______] TRUST

By:      [_____________],
         not in its individual capacity but solely as
         Owner Trustee

By:_______________________________________________________
         Name:
         Title:

                                                     EXHIBIT A

                                                FORM OF CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE NOTES AS  DESCRIBED IN THE  AGREEMENT  (AS
DEFINED HEREIN).

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND STATE LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT
AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

         NO TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE  UNLESS THE  CERTIFICATE  REGISTRAR  SHALL HAVE  RECEIVED
EITHER (i) A  REPRESENTATION  LETTER FROM THE TRANSFEREE OF THIS  CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS
NOT AN  EMPLOYEE  BENEFIT OR OTHER PLAN  SUBJECT  TO THE  PROHIBITED  TRANSACTION  RESTRICTIONS  AND THE  FIDUCIARY
RESPONSIBILITY  REQUIREMENTS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE  INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED (THE  "CODE"),  ANY PERSON  ACTING,  DIRECTLY OR
INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS,"  WITHIN THE MEANING OF THE DEPARTMENT OF
LABOR  REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE THIS CERTIFICATE  (EACH, A "PLAN  INVESTOR"),  OR (ii) IF THIS
CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR,  AN OPINION OF COUNSEL  ACCEPTABLE TO AND
IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE  DEPOSITOR,  THE  OWNER  TRUSTEE,  THE  SERVICER  AND THE  CERTIFICATE
REGISTRAR,  OR A  CERTIFICATION  IN THE FORM OF EXHIBIT G TO THE  AGREEMENT,  TO THE EFFECT  THAT THE  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED
TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT
ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER,  THE CERTIFICATE  REGISTRAR,  OR
THE CERTIFICATE  PAYING AGENT TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         THE TRANSFEREE OF THIS  CERTIFICATE  SHALL BE SUBJECT TO UNITED STATES FEDERAL  WITHHOLDING TAX UNLESS THE
CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING AS TO THE  TRANSFEREE'S
STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

         THIS  CERTIFICATE  DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION  OF THE SELLER,  THE  DEPOSITOR,  THE
SERVICER,  THE  INDENTURE  TRUSTEE,  THE OWNER  TRUSTEE,  THE PAYING AGENT OR ANY OF THEIR  RESPECTIVE  AFFILIATES,
EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-Off Date:
_____ __, 200_

Date of Trust Agreement:
_____ __, 200_

First Payment Date:                                                     Percentage Interest: 100%
_____ __, 200_

Final Payment Date:
Payment Date occurring in ____ 20__

                                         WACHOVIA ASSET FUNDING TRUST, LLC
                                MORTGAGE PASS-THOUGH CERTIFICATES, SERIES [_______]

         evidencing a fractional  undivided  interest in WACHOVIA  ASSET FUNDING  TRUST,  LLC [_______]  Trust (the
"Issuer"), the property of which consists primarily of the Mortgage Loans.

         This  Certificate  is  payable  solely  from the assets of the Trust  Estate,  and does not  represent  an obligation of or interest in the Depositor,  the Seller, the Servicer,  the Indenture Trustee, the Paying Agent, or
the Owner Trustee or any of their  Affiliates.  This  Certificate is not guaranteed or insured by any  governmental agency or instrumentality or by the Depositor,  the Seller, the Servicer,  the Indenture Trustee,  the Paying Agent
or the Owner Trustee or any of their affiliates.  None of the Depositor,  the Seller,  the Servicer,  the Indenture
Trustee,  the Paying Agent or the Owner Trustee or any of their  Affiliates  will have any obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that  Wachovia  Asset  Funding  Trust,  LLC is the  registered  owner of the  Certificate
Percentage  Interest evidenced by this Certificate (as set forth on the face hereof) in certain  distributions with respect to the Trust Estate,  consisting  primarily of the Mortgage Loans, created by Wachovia Asset Funding Trust,
LLC (the  "Depositor").  The Trust (as defined herein) was created  pursuant to a trust agreement dated as of _____
__,  200_  (as  amended  and  supplemented  from  time  to  time,  the  "Agreement"),  between  the  Depositor  and
[_____________],  as owner  trustee  (the "Owner  Trustee,"  which term  includes  any  successor  entity under the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  Capitalized  terms used  herein  that are not  otherwise  defined  shall  have the  meanings  ascribed  thereto  in  Appendix A to the indenture  dated as of _____  __,  200_,  among  the  Trust,  the  Paying  Agent and the  Indenture  Trustee.  This
Certificate  is issued under and is subject to the terms,  provisions  and  conditions of the  Agreement,  to which
Agreement the  Certificateholder  of this Certificate by virtue of the acceptance  hereof assents and by which such
Certificateholder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following (the "Payment  Date"),  commencing on the first Payment Date  specified  above,  to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business  Day,  the Business  Day  immediately  preceding such last day) of the month  immediately  preceding  the month of such  distribution  (the  "Record  Date"),  in an amount equal to the pro rata portion  evidenced by this  Certificate  (based on the Percentage  Interest  stated on the face hereon) of the amount,  if any, required to be distributed to  Certificateholders  of Certificates on such
Payment  Date.  Distributions  on this  Certificate  will be made as provided in the  Agreement by the  Certificate
Paying  Agent by wire  transfer  to the  Certificateholder  of  record  in the  Certificate  Register  without  the presentation  or surrender of this  Certificate  or the making of any notation  hereon.  Pursuant to the Agreement, the Trust has issued the Certificates.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will  be made  after  due  notice  by the  Certificate  Paying  Agent  of the  pendency  of such distribution and only upon  presentation  and surrender of this  Certificate at the office or agency  designated by the Certificate Registrar for that purpose.

         No  transfer of this  Certificate  will be made  unless  such  transfer  is exempt  from the  registration requirements  of the  Securities  Act of  1933,  as  amended  (the  "Securities  Act"),  and any  applicable  state securities  laws or is made in  accordance  the  Securities  Act and such  state  laws.  In the  event  that such a transfer  is to be made,  (i) the  Certificate  Registrar  or the  Depositor  may  require  an  opinion  of counsel acceptable to and in form and  substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such transfer is exempt  (describing the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the  Securities  Act, and of any  applicable  statute of any state and (ii) the transferee  shall execute an  investment  letter in the form  described in the Agreement and (iii) the  Certificate
Registrar shall require the transferee to execute an investment  letter and a Certificate of Non-Foreign  Status in the form  described by the Agreement  (or if a Certificate  of  Non-Foreign  Status is not provided,  an Opinion of
Counsel as described in the  Agreement),  which  investment  letter and certificate or Opinion of Counsel shall not
be  at  the  expense  of  the  Trust,  the  Owner  Trustee,  the  Certificate  Registrar  or  the  Depositor.   The
Certificateholder  hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trust, the Owner  Trustee,  the Depositor,  the Servicer,  the  Certificate  Registrar,  the Enhancer and the  Certificate
Paying Agent  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such  federal  and state laws.  In  connection  with any such  transfer,  the  Certificate  Registrar  (unless otherwise  directed  by the  Depositor)  will also  require  either  (i) a  representation  letter,  in the form as described by the  Agreement,  stating that the  transferee is not an employee  benefit or other plan subject to the prohibited transaction  restrictions or the fiduciary  responsibility  requirements of ERISA or Section 4975 of the
Code (a "Plan"),  any person  acting,  directly or  indirectly,  on behalf of any such Plan or any Person using the
"plan  assets,"  within the  meaning of the  Department  of Labor  Regulations  Section 2510.3-101,  to effect such acquisition  (collectively,  a "Plan  Investor")  or (ii) if such  transferee  is a Plan  Investor,  an  opinion of counsel  acceptable to and in form and substance  satisfactory  to the Depositor,  the Owner Trustee,  the Servicer
and the Certificate  Registrar,  or a certification  in the form of Exhibit G to the Agreement,  to the effect that the purchase or holding of such  Certificate is permissible  under applicable law, will not constitute or result in a prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee,  the Servicer,  the Enhancer or the
Certificate  Registrar to any obligation or liability  (including  obligations or liabilities  under Section 406 of
ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

         This  Certificate is one of a duly authorized  issue of Certificates  designated as Wachovia Asset Funding
Trust, LLC Mortgage Pass-Through Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit  in the  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The   Certificateholder  of  this  Certificate   acknowledges  and  agrees  that  its  rights  to  receive
distributions  in respect of this  Certificate  are  subordinated to the rights of the Noteholders and the Enhancer as described in the Indenture.

         Each   Certificateholder,   by  its  acceptance  of  a   Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time institute  against the Depositor or the Trust,  or join in any  institution against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation proceedings,  or other  proceedings  under  any  United  States  federal  or state  bankruptcy  or  similar  law in connection with any obligations  relating to the  Certificates,  the Notes, the Agreement or any of the other Basic
Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by the consent of the Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such amendment  complies  with the  provisions  of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such amendment is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity  or deal  with any  matter  not  covered,  it  shall  not be  necessary  to  obtain  the  consent  of any
Certificateholder,  but the Owner  Trustee  shall be furnished  with a letter from each Rating Agency to the effect that such amendment  will not cause a Rating Event,  determined  without  regard to the Policy,  and the consent of the Enhancer  shall be obtained.  If the purpose of any such  amendment is to prevent the imposition of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be  necessary to obtain the consent of the any  Certificateholder,  but the  Owner  Trustee  shall be  furnished  with an  Opinion  of  Counsel  that such amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any
Certificateholder  and the consent of the  Enhancer  shall be obtained.  If the purpose of the  amendment is to add or eliminate or change any provision of the  Agreement,  other than as specified in the  preceding  two  sentences, the amendment  shall require  either (a) a letter from each Rating  Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the Certificates and the Indenture  Trustee;  provided,  however,  that no such  amendment  shall (i) reduce in any manner the  amount of, or delay the time of,  payments  received  that are required to be distributed on any Certificate  without the consent of all  Certificateholders  affected thereby and the  Enhancer,  or (ii)  reduce the  aforesaid  percentage  of  Certificates  the  Certificateholders  of which are required to consent to any such amendment  without the consent of the  Certificateholders  of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer at the  Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of transfer in form satisfactory to the Certificate  Registrar duly executed by the  Certificateholder  hereof or such
Certificateholder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized denominations  evidencing the same aggregate Percentage Interest will be issued to the designated  transferee.  The initial Certificate Registrar appointed under the Agreement is the Paying Agent.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations  of a
10.0000%  Percentage  Interest  and in integral  multiples of 0.0001%  Percentage  Interest in excess  thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new  Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate
Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created  thereby shall  terminate  upon the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         It is the intent of the  Depositor,  the  Issuer and the  Certificateholder  that for  federal,  state and local income,  single business and franchise tax purposes,  (a) the Trust will not be treated as an association (or publicly traded  partnership)  taxable as a corporation or a taxable  mortgage pool and (b) the Trust will not fail to be treated as a disregarded entity.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee,  or the Indenture Trustee, as authenticating  agent by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Certificate to be duly executed.

                                                          WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST

                                                          By:   [_____________],
                                                                   not in its individual capacity but solely as
                                                                   Owner Trustee

Dated: _____ __, 200_                                     By:___________________________________________________
                                                                      Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

[_____________],
not in its individual capacity
but solely as Owner Trustee

By:__________________________________________________
                 Authorized Signatory

or _________________________________________________,
     as Authenticating Agent of the Owner Trustee

By:__________________________________________________
                 Authorized Signatory

                                                    ASSIGNMENT

                    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                                         PLEASE INSERT SOCIAL SECURITY OR
                                       OTHER IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________________________________________________________________________
                   (Please print or type name and address, including postal zip code, of assignee)

__________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

____________________

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
______________________________________________________________________________________
______________________________________________________________________________________
for the account of __________________________________________________________________, account number_____________________, or, if mailed by check, to _____________________________.

         Applicable statements should be mailed to __________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                     EXHIBIT B

                                               CERTIFICATE OF TRUST

                                                        OF

                                 WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST

         THE  UNDERSIGNED,  [_____________],  as owner  trustee  (the  "Trustee"),  for the  purpose  of  forming a statutory trust does hereby certify as follows:

         1.       The name of the statutory trust is:

                  WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST

         2.       The name and  business  address of the Trustee of the  statutory  trust in the State  Delaware is
[_____________], Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

         3.       The  statutory  trust  reserves  the right to amend,  alter,  change,  or  repeal  any  provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE  UNDERSIGNED,  being the Trustee  hereinbefore  named,  for the  purpose of forming a statutory  trust pursuant to the  provisions  of the Delaware  Statutory  Trust Act,  does make this  certificate  of trust,  hereby declaring  and  further  certifying  that  this is its act  and  deed  and  that to the  best of the  undersigned's knowledge and belief the facts herein stated are true.

                                                          [_____________],
                                                              not in its individual capacity but solely as owner
                                                              trustee under the trust agreement to be dated as of
                                                              _____ __, 200_

                                                          By:____________________________________________________
                                                              Name:
                                                              Title:

Dated:  _____ __, 200_

                                                     EXHIBIT C

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:
                           _______________________________________________________________
                           _______________________________________________________________
                           _______________________________________________________________
                           _______________________________________________________________

         The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends  to  transfer  the Rule  144A
Securities described above to the undersigned buyer (the "Buyer").

         1.       In  connection  with such transfer and in accordance  with the  agreements  pursuant to which the
Rule 144A Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities, any  interest in the Rule 144A  Securities  or any other  similar  security  to, or  solicited  any offer to buy or accept a  transfer,  pledge  or other  disposition  of the Rule  144A  Securities,  any  interest  in the Rule 144A
Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended  (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

         2.       The Buyer warrants and  represents  to, and covenants  with, the Owner Trustee and the Depositor, pursuant to  Section 3.09 of the trust agreement  dated as of _____ __, 200_ (the  "Agreement"),  between  WACHOVIA
ASSET  FUNDING  TRUST,  LLC, as depositor  (the  "Depositor"),  and  [_____________],  as owner trustee (the "Owner
Trustee"), as follows:

                  a. The Buyer  understands  that the Rule 144A Securities have not been registered  under the 1933
         Act or the securities laws of any state.

                  b. The Buyer considers  itself a substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial  and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been  furnished with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                  d. Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto as
         Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance  on Rule 144A.  The
         Buyer is  acquiring  the Rule 144A  Securities  for its own  account or the  accounts  of other  qualified institutional  buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that  purchases for its own  account  or for the  account  of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

         3.       The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                                    a.  The  Buyer  is not  any  employee  benefit  plan  subject  to the  Employee
                  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or the Internal  Revenue Code of
                  1986, as amended (the "Code"),  a Person acting,  directly or  indirectly,  on behalf of any such plan or any Person  acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                                    b.  The Buyer will provide the Depositor,  the Owner Trustee,  the  Certificate
                  Registrar,  the Enhancer and the Servicer  with either:  (x) an opinion of counsel,  satisfactory to the Depositor,  the Owner Trustee, the Certificate  Registrar,  the Enhancer and the Servicer,
                  to the effect  that the  purchase  and holding of a  Certificate  by or on behalf of the Buyer is permissible  under  applicable  law, will not  constitute  or result in a prohibited  transaction under  Section 406  of  ERISA  or  Section 4975  of the Code  (or  comparable  provisions  of any subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee,  the Certificate
                  Registrar,  the  Certificate  Paying  Agent,  the Enhancer or the Servicer to any  obligation  or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken  in the Trust  Agreement,  which  opinion  of  counsel  shall not be an expense of the
                  Depositor,  the Owner Trustee, the Certificate  Registrar,  the Enhancer or the Servicer;  or (y)
                  in lieu of such  opinion  of  counsel,  a  certification  in the form of  Exhibit  G to the Trust
                  Agreement; and

                  (ii)     the  Buyer is  familiar  with the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of  Sections  406  and  407  of  ERISA  and  Section 4975  of the  Code  and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made in this paragraph 3.

         This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the  indenture  dated as of _____ __,  200_,  among the Trust,  the  Paying  Agent and the  Indenture
Trustee.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

___________________________________________                 _______________________________________________
Print Name of Seller                                        Print Name of Buyer

By:________________________________________                 By:____________________________________________
     Name:                                                       Name:
     Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No.________________________________________                 No.____________________________________________

Date:                                                       Date:

                                                                                               ANNEX 1 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this certification is attached:

         1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

         2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned
and/or invested on a discretionary basis $_______________________________ (1) in   securities   (except   for   the
excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such  amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         _____    Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         _____    Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any state,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the state or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         _____    Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a state  or  federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         _____    Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section 15  of the  Securities
                  Exchange Act of 1934, as amended.

         _____    Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a state or territory or the District of Columbia.

         _____    State or Local Plan. The Buyer is a plan  established  and  maintained by a state,  its political subdivisions,  or any agency or instrumentality of the state or its political  subdivisions,  for the benefit of its employees.

         _____    ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974, as amended.

         _____    Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940. as amended.

         _____    SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration  under  Section 301(c)  or (d) of the Small  Business  Investment  Act of 1958, as
                  amended.

         _____    Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         _____    Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a state,  its political subdivisions,  or any agency or instrumentality of the state or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, as amended,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

___________________
(1) Buyer must own and/or invest on a discretionary  basis at least  $100,000,000  in securities  unless Buyer is a dealer,  and,  in that  case,  Buyer  must own  and/or  invest on a  discretionary  basis at least  $10,000,000  in securities.

         3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated with the Buyer,  (ii)  securities that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and  certificates  of deposit,  (iv) loan  participations,  (v)
repurchase  agreements,  (vi) securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will  continue to rely on the  statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                _______        ______       Will the Buyer be purchasing the Rule 144A
                  Yes            No         Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                          _________________________________________________________
                                                          Print Name of Buyer

                                                          By:______________________________________________________
                                                                  Name:
                                                                  Title:

                                                          Date:____________________________________________________

                                                                                               ANNEX 2 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this certification is attached:

         1.       As indicated  below,  the undersigned is the President,  Chief  Financial  Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies (as defined below), is such an officer of the Adviser.

         2.       In  connection  with  purchases  by Buyer,  the  Buyer is a  "qualified  institutional  buyer" as defined in Rule 144A because (i) the Buyer is an investment  company  registered  under the Investment  Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least
$100,000,000  in  securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's
Family of Investment Companies, the cost of such securities was used.

                _____      The Buyer owned  $______________________________________ in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                _____      The Buyer is part of a Family  of  Investment  Companies  which  owned in the  aggregate
                           $______________________________ in  securities  (other  than  the  excluded   securities
                           referred to below) as of the end of the Buyer's  most  recent  fiscal year (such  amount being calculated in accordance with Rule 144A).

         3.       The  term  "Family  of  Investment  Companies"  as  used  herein  means  two or  more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

         4.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5.       The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

         6.       The  undersigned  will  notify  each of the  parties to which this  certification  is made of any changes  in the  information  and  conclusions  herein.  Until  such  notice,  the  Buyer's  purchase  of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                          _________________________________________________________
                                                          Print Name of Buyer

                                                          By:______________________________________________________
                                                              Name:
                                                              Title:

                                                          IF AN ADVISER:

                                                          _________________________________________________________
                                                          Print Name of Buyer

                                                          Date:____________________________________________________

                                                     EXHIBIT D

                                      FORM OF INVESTOR REPRESENTATION LETTER

_________________,  ______

Wachovia Asset Funding Trust, LLC
[address]

[Indenture Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
401 South Tryon Street-NC 1179
Charlotte, NC  28288
Attn: Structure Finance Trust Services

                  Re:      WACHOVIA ASSET FUNDING TRUST, LLC
                           Mortgage Pass-Through Certificates, Series [_______]

Ladies and Gentlemen:

                  ___________________  (the  "Purchaser")  intends to  purchase  from _____________________________
(the  "Seller")             % Certificate  Percentage  Interest of Series  [_______] (the  "Certificates"),  issued pursuant  to the trust  agreement  dated as of _____ __,  200_ (the  "Trust  Agreement"),  between  Wachovia  Asset
Funding Trust,  LLC, as depositor (the  "Depositor") and  [_____________],  as owner trustee (the "Owner Trustee").
Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix
A to the indenture dated as of _____ __, 200_,  among the Trust,  the Paying Agent and the Indenture  Trustee.  The
Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor and the  Certificate
Registrar that:

                  1.       The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered  or  qualified  under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any  state securities  law,  (b) the Company is not  required to so  register  or qualify the  Certificates,  (c) the
         Certificates  may be resold only if registered and qualified  pursuant to the provisions of the Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the
         Trust  Agreement  contains   restrictions   regarding  the  transfer  of  the  Certificates  and  (e)  the
         Certificates will bear a legend to the foregoing effect.

                  2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business  matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment  in the  Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an
         "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser has been  furnished  with,  and has had an opportunity to review a copy of the Trust Agreement and such other  information  concerning the  Certificates,  the Mortgage Loans and the
         Depositor as has been  requested by the Purchaser  from the Depositor or the Seller and is relevant to the
         Purchaser's  decision to purchase the  Certificates.  The  Purchaser  has had any  questions  arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

                  5.       The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any
         Certificate  or any other similar  security to any person in any manner,  (b) solicit  any offer to buy or to accept a pledge,  disposition of other transfer of any Certificate,  any interest in any Certificate or any other  similar  security  from any person in any manner,  (c)  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other  similar  security  with any person in any manner,  (d) make any general  solicitation by means of general  advertising or in any other manner  or (e) take any other  action,  that (as to any of (a)  through  (d)  above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition of any  Certificate a violation of Section 5  of the Act or any state  securities  law, or that would  require  registration  or
         qualification   pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise  transfer  any  of  the
         Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

                           (i) that either (a) or (b) is satisfied, as marked below:

                           ______   a.      The  Purchaser  is  not  any  employee  benefit  plan  subject  to  the
                  Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or the Internal Revenue
                  Code of 1986, as amended (the "Code"),  a Person  acting,  directly or  indirectly,  on behalf of any such plan or any Person acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                           ______   b.      The  Purchaser  will  provide the  Depositor,  the Owner  Trustee,  the
                  Certificate  Registrar,  the Enhancer and the  Servicer  with either:  (x) an opinion of counsel, satisfactory to the Depositor,  the Owner Trustee,  the Certificate  Registrar,  the Enhancer and
                  the  Servicer,  to the effect that the purchase and holding of a  Certificate  by or on behalf of the  Purchaser  is  permissible  under  applicable  law,  will  not  constitute  or  result  in a prohibited  transaction  under  Section 406 of ERISA or  Section 4975  of the Code (or comparable provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee, the  Certificate  Registrar,  the Certificate  Paying Agent,  the Enhancer or the Servicer to any
                  obligation  or  liability  (including  liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken  in the Trust  Agreement,  which opinion of counsel shall not be an expense of the  Depositor,  the Owner Trustee,  the  Certificate  Registrar,  the Enhancer or the
                  Servicer;  or (y) in lieu of such opinion of counsel,  a  certification  in the form of Exhibit G to the Trust Agreement; and

                           (ii)  the  Purchaser  is  familiar  with the  prohibited  transaction  restrictions  and fiduciary  responsibility  requirements of Sections 406 and 407 of ERISA and  Section 4975 of the Code and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7.       The Purchaser is not a non-United States person.

                                                          Very truly yours,

                                                          ________________________________________________

                                                          By:______________________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT E

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

______________, _______

Wachovia Asset Funding Trust, LLC
[address]

[Indenture Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
401 South Tryon Street-NC  1179
Charlotte, NC  28288
Attn: Structure Finance Trust Services

                  Re:      WACHOVIA ASSET FUNDING TRUST, LLC
                           Mortgage Pass-Through Certificates, Series [_______]

Ladies and Gentlemen:

                                      (the  "Purchaser")  intends  to  purchase  from ________________________ (the
"Seller") a ______% Percentage Interest of Certificates of Series [_______] (the  "Certificates"),  issued pursuant to the trust agreement dated as of _____ __, 200_ (the "Trust  Agreement"),  between  Wachovia Asset Funding Trust,
LLC, as depositor (the  "Depositor"),  and  [_____________],  as owner trustee (the "Owner  Trustee").  Capitalized terms used herein that are not  otherwise  defined  shall have the meanings  ascribed  thereto in Appendix A to the indenture  dated as of _____ __, 200_,  among the Trust,  the Paying Agent and the  Indenture  Trustee.  The Seller
hereby  certifies,  represents  and warrants to, and covenants  with, the Depositor and the  Certificate  Registrar that:

         Neither  the Seller  nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                          Very truly yours,

                                                          ________________________________________________
                                                          (Seller)

                                                          By:______________________________________________
                                                              Name:
                                                              Title:

                                                  EXHIBIT F

                                     FORM OF CERTIFICATE OF NON-FOREIGN STATUS

         This  Certificate of  Non-Foreign  Status is delivered  pursuant to  Section 3.09  of the trust  agreement dated as of _____ __, 200_ (the "Trust  Agreement"),  between Wachovia Asset Funding Trust,  LLC, as depositor (the
"Depositor"),  and  [_____________],  as owner  trustee,  in connection  with the  acquisition  of,  transfer to or possession by the undersigned,  whether as beneficial owner (the "Beneficial  Owner"),  or nominee on behalf of the
Beneficial Owner of Wachovia Asset Funding Trust,  LLC Mortgage  Pass-Through  Certificates,  Series [_______] (the
"Certificates").  Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in  Appendix A to the  indenture  dated as of _____ __,  200_,  among the Trust,  the Paying  Agent and the
Indenture Trustee.

         Each  holder  must  complete  Part I, Part II (if the  holder  is a  nominee),  and in all cases  sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the  provisions  of Sections  871, 881 or 1446 of the  Internal  Revenue Code
(relating  to  withholding  tax on  foreign  partners)  do not apply in  respect  of the  Certificates  held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (the Beneficial  Owner is ) not a non-resident  alien for purposes of U.S.
                                    income taxation;

                           2.       My (the Beneficial Owner's) name and home address are:

                                    ____________________________________________
                                    ____________________________________________
                                    _______________________________________; and

                           3.       My  (the  Beneficial  Owner's)  U.S.  taxpayer  identification  number  (Social
                                    Security Number) is _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.                                     (Name of the  Beneficial  Owner) is not a foreign
                                    corporation,  foreign  partnership,  foreign trust or foreign  estate (as those terms are defined in the Code and Treasury Regulations;

                           2.       The  Beneficial   Owner's  office  address  and  place  of  incorporation   (if
                                    applicable) is

                                                                                ; and

                           3.       The   Beneficial    Owner's   U.S.    employer    identification    number   is
                                                                      .

Part II -         Nominees

         If the  undersigned  is the  nominee  for the  Beneficial  Owner,  the  undersigned  certifies  that  this
Certificate has been made in reliance upon information contained in:

                 _____   an IRS Form W-9

                 _____   a form such as this or substantially similar

provided to the undersigned by an appropriate  person and (i) the  undersigned  agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in Beneficial  Owners,  the  undersigned  agrees to submit a new  Certificate  of  Non-Foreign  Status to the Trust
promptly after such change.

Part III -        Declaration

         The undersigned,  as the Beneficial  Owner or a nominee  thereof,  agrees to notify the Trust within sixty
(60) days of the date that the Beneficial  Owner becomes a foreign person.  The undersigned  understands  that this certificate  may be  disclosed  to the  Internal  Revenue  Service by the Trust and any false  statement  contained therein could be punishable by fines, imprisonment or both.

         Under  penalties  of  perjury,  I declare  that I have  examined  this  certificate  and to the best of my knowledge  and belief it is true,  correct and complete  and will  further  declare that I will inform the Trust of any change in the information  provided above, and, if applicable,  I further declare that I have the authority* to sign this document.

_____________________________________________________
                         Name

_____________________________________________________
                 Title (if applicable)

_____________________________________________________
                  Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                     EXHIBIT G

                                        FORM OF ERISA REPRESENTATION LETTER

___________________, _________

Wachovia Asset Funding Trust, LLC
[address]

[Owner Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

[Indenture Trustee]
[address]
Attention: [_______]

                  Re:      WACHOVIA ASSET FUNDING TRUST, LLC
                           Mortgage Pass-Through Certificates, Series [_______]

Dear Sirs:

           ________________________________________________  (the    "Transferee")    intends   to   acquire   from
                                      (the "Transferor") a         %  Percentage Interest of Wachovia Asset Funding
Trust, LLC Mortgage Pass-Through  Certificates,  Series [_______] (the "Certificates"),  issued pursuant to a trust agreement dated as of _____ __, 200_,  between Wachovia Asset Funding Trust,  LLC, as depositor (the  "Depositor"), and  [_____________],  as  owner  trustee  (the  "Owner  Trustee").  Capitalized  terms  used  herein  that are not otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the indenture  dated as of _____ __,
200_, among the Trust, the Paying Agent and the Indenture Trustee.

         The  Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the
Owner Trustee, the Certificate Registrar, the Enhancer and the Servicer that:

         The  Certificates  (i) are not being  acquired by, and will not be  transferred  to, any employee  benefit plan within the meaning of  Section 3(3)  of the  Employee  Retirement  Income  Security  Act of 1974,  as
         amended  ("ERISA"),  or  other  retirement  arrangement,  including  individual  retirement  accounts  and annuities,  Keogh plans and bank  collective  investment  funds and insurance  company general or separate accounts in which such plans,  accounts or  arrangements  are invested,  that is subject to Section 406 of
         ERISA or  Section 4975  of the  Internal  Revenue  Code of  1986,  as  amended  (the  "Code")  (any of the foregoing,  a "Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the
         Department of Labor  ("DOL")  Regulations  Section 2510.3-101,  and (iii) will not be  transferred  to any entity  that  is  deemed  to be  investing  in plan  assets  within  the  meaning  of the DOL  Regulations
         Section 2510.3-101.

                  The  Transferee  is  familiar  with  the  prohibited   transaction   restrictions  and  fiduciary
         responsibility  requirements  of  Sections  406  and  407  of  ERISA  and  Section 4975  of the  Code  and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made herein.

                                                          Very truly yours,

                                                          ________________________________________________

                                                          By:______________________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT H

                                           FORM OF REPRESENTATION LETTER

________________________, __________

Wachovia Asset Funding Trust, LLC
[address]

[Owner Trustee]
[address]
Attention: [_______]

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288

[Indenture Trustee]
[address]
Attention: [_______]

                  Re:      WACHOVIA ASSET FUNDING TRUST, LLC
                           Mortgage Pass-Through Certificates, Series [_______]
Dear Sirs:

               __________________________________________ (the    "Transferee")    intends    to    acquire    from
                                            (the  "Transferor")  a       %  Percentage  Interest of Wachovia  Asset
Funding Trust, LLC Mortgage Pass-Through  Certificates,  Series [_______] (the "Certificates"),  issued pursuant to a trust  agreement  dated as of _____ __, 200_ (the "Trust  Agreement"),  Wachovia  Asset  Funding  Trust,  LLC, as
depositor (the "Depositor"),  and [_____________],  as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not  otherwise  defined  shall have the meanings  ascribed  thereto in Appendix A to the  indenture dated as of _____ __, 200_, among the Trust, the Paying Agent and the Indenture Trustee.

         The  Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the
Owner Trustee, the Certificate Registrar and the Servicer that:

                  (1)      the  Transferee  is acquiring  the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                  (2)      the Transferee is not a partnership,  grantor trust or S corporation  for federal income tax purposes,  or, if the Transferee is a partnership,  grantor trust or S corporation  for federal income tax purposes,  the Certificates  are not more than 50% of the assets of the partnership,  grantor trust or
         S corporation.

                                                          Very truly yours,

                                                         _________________________________________________

                                                          By:_____________________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT I

                                              FORM OF ADDITION NOTICE

DATE:

[Indenture Trustee]                                          [Enhancer]
[address]                                                    [address]
Attention: [_______]                                         Attention: [_______]

Wachovia Asset Funding Trust, LLC                            [Moody's Investors Service, Inc.
      [_______] Trust                                        99 Church Street
c/o [_____________],                                         New York, New York 10007]
      as Owner Trustee
[address]                                                    Standard & Poor's, a division of The McGraw-Hill
Attention: [_______]                                         Companies, Inc.
                                                             26 Broadway
                                                             New York, New York 10004-1064

Wachovia Bank, National Association                          [Owner Trustee]
401 South Tryon Street-NC 1179                               [address]
Charlotte, NC  28288                                         Attention: [_______]
Attn: Structure Finance Trust Services

                                       Re: WACHOVIA ASSET FUNDING TRUST, LLC

Ladies and Gentlemen:

         Pursuant to  Section 3.05  of the Trust  Agreement,  dated as of _____ __,  200_ (the "Trust  Agreement"), among and Wachovia Asset Funding Trust,  LLC, as Depositor and Wachovia Asset Funding Trust,  LLC [_______]  Trust,
as Issuer, the Depositor,  the Issuer has designated the Subsequent  Mortgage Loans identified on the Mortgage Loan
Schedule  attached  hereto to be sold to the Issuer on                  ,          ,  with an  aggregate  Principal
Balance of  $                    .  Capitalized  terms not otherwise  defined  herein have the meaning set forth in the  Appendix  A to  the  Indenture  dated  as  of  _____  __,  200_,  among  the  Issuer,  the  Paying  Agent  and
[_____________], as indenture trustee.

         Please  acknowledge  your  receipt  of this  notice  by  countersigning  the  enclosed  copy in the  space indicated below and returning it to the attention of the undersigned.

                                                     Very truly yours,

                                                     WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST, as Issuer

                                                     By:   [_____________], not in its individual capacity but
                                                     solely as Owner Trustee

                                                     By:__________________________________________________
                                                           Name:
                                                           Title:

                                                     WACHOVIA ASSET FUNDING TRUST, LLC,
                                                        as Depositor

                                                     By:___________________________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT J

                                            FORM OF TRANSFER AGREEMENT

         Pursuant  to  this  Subsequent   Transfer   Agreement  No.___________ (the   "Agreement"),   dated  as  of
___________________, ____________,  between  Wachovia Asset Funding Trust,  LLC, as seller (the  "Depositor"),  and
Wachovia Asset Funding Trust,  LLC [_______]  Trust (the "Issuer") and pursuant to the Trust  Agreement dated as of
_____ __, 200_ (the "Trust  Agreement"),  among the Depositor and the Issuer, the Depositor and the Issuer agree to the sale by the Depositor and the purchase by the Issuer of the mortgage  loans listed on the attached  Schedule of
Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized  terms used and not defined herein have their  respective  meanings as set forth in Appendix A to the Indenture  dated as of _____ __, 200_,  among the Issuer,  Wachovia Bank,  National  Association,  as Paying
Agent (the "Paying Agent"), and  [_____________],  as indenture trustee (the "Indenture  Trustee"),  which meanings are incorporated by reference herein.  All other  capitalized  terms used herein shall have the meanings  specified herein.

         Section 1.        Sale of Subsequent Mortgage Loans.

         (a)      The Depositor,  by the execution and delivery of this Agreement,  does hereby sell,  assign,  set over, and otherwise convey to the Issuer,  without  recourse (except as expressly  provided herein and in the Trust
Agreement),  all of its right, title and interest,  whether now owned or existing or hereafter created, arising, or acquired,  in, to and under the  following:  (i) the  Subsequent  Mortgage  Loans  identified  on the Mortgage Loan
Schedule attached hereto as Attachment B and the other related  Subsequent  Transferred  Property  purchased by the
Depositor from the Seller pursuant to the Purchase Agreement;  provided,  however,  that the Issuer does not assume any  obligations  (including  any  obligations  to fund Draws)  arising under or related to the Related  Documents.
Such conveyance shall be deemed to be made: (1) with respect to the Cut-Off Date Principal  Balances,  with respect to the Subsequent  Mortgage Loans, as of the related  Subsequent  Transfer Date; and (2) with respect to the amount of each  Additional  Balance created on or after the Subsequent  Cut-Off Date and prior to the  commencement of the
Rapid  Amortization  Period,  as of the  later  of the  related  Subsequent  Cut-Off  Date  and the  date  that the corresponding  Draw was made  pursuant to the related Loan  Agreement,  subject to the receipt by the  Depositor of consideration  therefore as provided in  Section 3.02(c) of the Trust Agreement.  The Depositor,  contemporaneously with the delivery of this  Agreement,  has delivered or caused to be delivered to the Issuer each item set forth in
Section 3.04 of the Trust Agreement.

         The transfer to the Issuer by the Depositor of the Subsequent  Mortgage  Loans  identified on the Mortgage
Loan  Schedule  shall be absolute and is intended by the parties  hereto to  constitute a sale by the  Depositor to the  Issuer  on the  Subsequent  Transfer  Date of all the  Depositor's  right,  title and  interest  in and to the
Subsequent  Mortgage  Loans,  and other  related  Subsequent  Transferred  Property as and to the extent  described above,  and the Issuer  hereby  acknowledges  such  transfer.  In the event the  transactions  set forth herein are deemed not to be a sale, the Depositor  hereby grants to the Issuer a security  interest in all of the  Depositor's right, title and interest,  whether now owned or hereafter  acquired,  in, to and under the Subsequent  Transferred
Property  to secure  all of the  Depositor's  obligations  hereunder,  and this  Agreement  shall and  hereby  does constitute  a security  agreement  under  applicable  law. The  Depositor  agrees to take or cause to be taken such actions  and to  execute  such  documents,  including  without  limitation  the  authorization  and  filing  of any continuation  statements  with  respect  to the UCC  financing  statements  filed with  respect  to the  Subsequent
Transferred  Property by the Depositor on the related Subsequent  Transfer Date, if any, and any amendments thereto required to reflect a change in the name or corporate  structure of the  Depositor or the filing of any  additional
UCC  financing  statements  due to the  change in the  principal  office or  jurisdiction  of  organization  of the
Depositor as are necessary to perfect and protect the Issuer's  interests in the Subsequent  Transferred  Property.
The Depositor shall file any such continuation statements or amendments on a timely basis.

         (b)      The  expenses  and costs  relating  to the  delivery  of the  Subsequent  Mortgage  Loans and the related  Subsequent  Transferred  Property,  this Agreement and the Mortgage Loan Purchase Agreement shall be borne by the Depositor.

         (c)      Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Conditions Precedent; Assignment.

         (a)      The Depositor  hereby  affirms the  representations  and  warranties  made by it and set forth in
Section 2.09  of the  Trust  Agreement  as of the date  hereof.  The  Depositor  hereby  confirms  that each of the conditions set forth in  Section 2.2(b)  of the Mortgage Loan Purchase  Agreement have been satisfied in connection with the  Subsequent  Transfer  Agreement,  dated as of the date  hereof,  between the Seller and the  Depositor as
Purchaser and Section 3.05(c) of the Trust Agreement, respectively, are satisfied as of the date hereof.

         (b)      The  Depositor  is  solvent,  is  able to pay  its  debts  as  they  become  due and has  capital sufficient  to carry on its  business  and its  obligations  hereunder;  it will not be rendered  insolvent  by the execution and delivery of this  Instrument or by the  performance of its  obligations  hereunder nor is it aware of any pending insolvency;  no petition of bankruptcy (or similar insolvency  proceeding) has been filed by or against the Depositor prior to the date hereof.

         (c)      All terms and conditions of the Trust  Agreement  relating to the  Subsequent  Mortgage Loans are hereby  ratified  and  confirmed;  provided,  however,  that in the event of any conflict  the  provisions  of this
Agreement shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

         (d)      The Depositor  hereby assigns to the Issuer all of the Depositor's  right,  title and interest to and under the Subsequent Transfer  Agreement,  dated as of _______ __, ____ between the Seller and the Depositor as
Purchaser,  including the  Depositor's  right to enforce the  obligations of the Seller  thereunder  (including the
Seller's  obligation to repurchase  Mortgage  Loans as the result of a breach of the Seller's  representations  and warranties in such Subsequent Transfer Agreement and the Purchase Agreement).

         Section 3.        GOVERNING  LAW. THIS  INSTRUMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES  HEREUNDER  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

         Section 4.        Counterparts.  This Instrument may be executed in counterparts,  each of which,  when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 5.        Successors  and  Assigns.  This  Agreement  shall inure to the benefit of and be binding upon the Depositor and the Purchaser and their respective successors and assigns.

                                                     WACHOVIA ASSET FUNDING TRUST, LLC,
                                                        as Depositor

                                                     By:_________________________________________________
                                                           Name:
                                                           Title:

                                                     WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST, as Issuer

                                                     By:__________________________________________________
                                                           Name:
                                                           Title:

Acknowledged and Accepted:

[_____________], not in its individual capacity but
     solely as Indenture Trustee

By:___________________________
Name:
Title:

                                                    Attachments

A.       Additional terms of sale.
B.       Schedule of Subsequent Mortgage Loans.
C.       Depositor's Officer's Certificate.

                                 WACHOVIA ASSET FUNDING TRUST, LLC [_______] TRUST

                               ATTACHMENT A TO FORM OF SUBSEQUENT TRANSFER AGREEMENT

                                                ____________, ____

A.
       1.     Subsequent Cut-Off Date:
       2.     Pricing date:
       3.     Subsequent Transfer Date:
       4.     Aggregate Principal Balance of the Subsequent Mortgage Loans as of the
              Subsequent Cut-Off Date:
       5.     Purchase Price:                                                                 100.00%
B.
As to all Subsequent Mortgage Loans:
       1.     Longest stated term to maturity:                                                ______months
       2.     Minimum loan rate:                                                              ______%
       3.     Maximum Loan Rate:                                                              ______%

]